UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

lululemon athletica inc.

(Name of Registrant as Specified In Its Charter)

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2285 Clark Drive

Vancouver, British Columbia, Canada V5N 3G9

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be Held September 28, 2007

August 31, 2007

To our Stockholders:

You are cordially invited to attend the Special Meeting of Stockholders of lululemon athletica inc. The Special Meeting will be held on Friday, September 28, 2007, at 9:00 a.m. (local time), at The Terminal City Club, President’s Room, 837 West Hastings St., Vancouver, BC, Canada V6C 1B6.

We describe in detail the actions we expect to take at the Special Meeting in the attached Notice of Special Meeting of Stockholders and proxy statement.

Please use this opportunity to take part in our corporate affairs by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote electronically via the Internet or telephone. See “How Do I Vote?” in the proxy statement for more details. Returning the proxy or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting. For those stockholders who plan to attend the meeting, please be advised that The Terminal City Club has a dress code and does not permit denim of any kind.

We look forward to seeing you at the Special Meeting.

Sincerely,

Robert Meers
Chief Executive Officer

2285 Clark Drive

Vancouver, British Columbia, Canada V5N 3G9

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TIME AND DATE	Friday, September 28, 2007 at 9:00 a.m. (local time)
PLACE	The Terminal City Club, President’s Room, 837 West Hastings St., Vancouver, BC, Canada V6C 1B6.
ITEM OF BUSINESS	To consider and vote upon a proposal to adopt the lululemon athletica inc. Employee Share Purchase Plan.
RECORD DATE	In order to vote, you must have been a stockholder at the close of business on August 28, 2007.
PROXY VOTING

It is important that your shares be represented and voted at the special meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You also have the option of voting your shares on the Internet or by telephone. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

By order of the Board of Directors

Jonathan McCullough Corporate Secretary

TABLE CONTENTS

ABOUT THE SPECIAL MEETING	1
HOW DO I VOTE?	5
INFORMATION REGARDING ADOPTION OF THE LULULEMON ATHLETICA INC. EMPLOYEE SHARE PURCHASE PLAN	6
General	6
Shares Subject to the ESPP	6
Administration	6
Eligibility; Enrollment	6
Operation of the ESPP; Employee and Company Contributions	7
Purchase Price; Timing of Purchases	7
Transferability of ESPP Interest	7
Termination of Participation and Changes to Payroll Deductions	7
Withdrawals and Distributions from Participant Accounts	7
Termination of Employment; Change in Employment Status	8
Rights of a Stockholder	8
Amendment and Termination of the ESPP	8
Federal Income Tax Consequences	8
Registration with the SEC	10
New Plan Benefits	10
Vote Required	10
Interest of Certain Persons in Matters to be Acted Upon	10
COMPENSATION	11
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	36
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	37
APPRAISAL RIGHTS	41
OTHER MATTERS	41
STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING	41
REQUEST FOR VOTE	42
APPENDIX “A”	A-1

i

Preliminary Copy

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON

SEPTEMBER 28, 2007

We are providing these proxy materials in connection with our Special Meeting of Stockholders. This proxy statement and the accompanying proxy card or voting instruction card were first mailed to our stockholders on or about August 31, 2007. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.

ABOUT THE SPECIAL MEETING

Who is soliciting my vote?

Our board of directors is soliciting your vote at the Special Meeting of Stockholders.

What is the purpose of the Special Meeting?

To consider and vote upon a proposal to adopt the lululemon athletica inc. Employee Share Purchase Plan, or the ESPP.

What are the Board of Directors' recommendations?

Our board of directors recommends a vote for the adoption of the ESPP.

Who is entitled to vote at the Special Meeting?

Our board of directors set August 28, 2007, as the record date for the Special Meeting. All stockholders who owned our common stock or special voting stock at the close of business on August 28, 2007, may attend and vote at the Special Meeting.

How many votes do I have?

You will have one vote for each share of our common stock or special voting stock you owned at the close of business on the record date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our U.S. transfer agent, Computershare Trust Company, N.A., or our Canadian transfer agent, Computershare Investor Services, Inc., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Special Meeting. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting.

Which shares of our capital stock are eligible to vote?

The outstanding classes of our capital stock eligible to vote at the Special Meeting include common stock and special voting stock. The holders of exchangeable shares of Lulu Canadian Holding, Inc., our wholly-owned subsidiary, exercise their voting rights with respect to corporate actions we take through shares of our special voting stock. Holders of these exchangeable shares are entitled at any time, to exchange their exchangeable shares for an equal number of shares of our common stock (subject to anti-dilution provisions attaching to such shares). Holders of special voting stock and holders of common stock vote together as a single class on all matters, except to the extent voting as a separate class is required by applicable law or our certificate of incorporation. Holders of common stock and special voting stock vote together as a single class with respect to the approval of the proposal to adopt the ESPP.

How many votes can be cast by all stockholders?

Each share of our common stock and each share of our special voting stock is entitled to one vote. There is no cumulative voting. As of the record date, we had 46,581,687 shares of common stock outstanding and entitled to vote and 20,935,041 shares of special voting stock outstanding and entitled to vote.

How many votes must be present to hold the Special Meeting?

A majority of the outstanding shares of our common stock and special voting stock as of the record date must be present at the Special Meeting in order to hold the Special Meeting and conduct business. This is called a "quorum." Shares are counted as present at the Special Meeting if you are present and vote in person at the Special Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

How many votes are required to adopt the ESPP?

The adoption of the ESPP requires the affirmative vote of a majority of the votes cast. If you abstain from voting on any matter, your shares will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for proposes of determining the number of votes cast.

What if I don't vote for some of the items listed on my proxy card or voting instruction card?

If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark a selection, it will be voted in accordance with the recommendation of our board of directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors and the ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters.

If you do not provide voting instructions to your broker and the broker has indicated on the proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered "broker non-votes" with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to that proposal. With respect to the matter proposed at the Special Meeting, broker non-votes have no effect and will not be counted towards the vote total for that proposal.

Can I change or revoke my vote after I return my proxy card or voting instruction card?

Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement, vote by telephone or vote on the Internet, you retain the power to revoke your proxy or change your vote. If you are a stockholder of record, you can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Corporate Secretary, specifying such revocation. You may also change your vote by timely delivery of a later-dated vote by telephone or on the Internet or by voting by ballot at the Special Meeting. If you hold your shares through a broker, bank or other nominee, you can revoke your proxy by contacting the broker, bank or other nominee and submitting a later-dated voting instruction card or by delivery of a later-dated vote by telephone or on the Internet, if allowed.

Who can attend the Special Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Each stockholder may also bring one guest to the meeting if there is space available. Only our stockholders of record will be entitled to speak at the Special Meeting.

What do I need to attend the Special Meeting and when should I arrive?

In order to be admitted to the Special Meeting, a stockholder must present an admission ticket or proof of ownership of our common stock or special voting stock on the record date. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and an admission ticket to be admitted. Stockholders and proxyholders must also present a form of photo identification such as a driver's license.

An admission ticket is on the back cover page of your proxy statement. If you plan to attend the Special Meeting, please keep this ticket and bring it with you to the Special Meeting. If you receive this proxy statement electronically, you can obtain a ticket in advance of the Special Meeting by printing the final page of this proxy statement. If a stockholder does not bring an admission ticket, proof of ownership of our common stock or special voting stock on the record date will be needed to be admitted. If your shares are held in the name of a bank, broker or other holder of record, a brokerage statement or letter from a bank or broker is an example of proof of ownership.

Admission to the Special Meeting will begin at 8:30 a.m. (local time) Seating will be limited. In order to ensure that you are seated by the commencement of the Special Meeting at 9:00 a.m. (local time), we recommend you arrive early. For those stockholders who plan to attend the meeting, please be advised that The Terminal City Club has a dress code and does not permit denim of any kind.

The Special Meeting will be held at The Terminal City Club, President’s Room, 837 West Hastings St., Vancouver, BC, Canada V6C 1B6. When you arrive, signs will direct you to the appropriate meeting room. Please note that due to security reasons, all bags will be subject to search. We will be unable to admit anyone who does not comply with these security procedures. Cameras and other recording devices will not be permitted in the meeting room.

Who pays for the proxy solicitation and how will lululemon solicit votes?

We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock and special voting stock in their names to furnish proxy materials to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

How can I access lululemon's proxy materials electronically?

The proxy statement is available on our website at http://www.lululemon.com or on the website of the Securities and Exchange Commission, or the SEC, at http://www.sec.gov or on the website of the Canadian securities regulatory authorities, or the CSA, at http://www.sedar.com.

Is a list of stockholders available?

The names of stockholders of record entitled to vote at the Special Meeting will be available to stockholders at our principal executive offices located at 2285 Clark Drive, Vancouver, British Columbia, Canada V5N 3G9, and at the Special Meeting.

How do I find out the voting results?

Preliminary voting results will be announced at the Special Meeting, and final voting results will be published in our Quarterly Report on Form 10-Q for the quarter ending October 31, 2007, which we will file with the SEC and the CSA. After the Form 10-Q is filed, you may obtain a copy by visiting the SEC’s website, the SEDAR website or our website, by contacting our Investor Relations department by calling (604) 639-2088, by writing to lululemon investor relations, 2285 Clark Drive, Vancouver, British Columbia, V5N 3G9 or by sending an email to investor@lululemon.com.

What if I have questions about lost stock certificates or I need to change my mailing address?

Stockholders of record may contact our U.S. transfer agent, Computershare Trust Company, N.A. or our Canadian transfer agent, Computershare Investor Services Inc., by calling (303) 262-0600, 1-800-962-4284 or 1-800-564-6253; by writing to Computershare Trust Company, N.A., 350 Indiana St., Ste., 800 Golden, CO 80401 or by visiting their website at www.computershare.com, to get more information about these matters.

What is the address of lululemon's principal executive offices?

Our principal executive offices are located at 2285 Clark Drive, Vancouver, British Columbia, Canada V5N 3G9.

HOW DO I VOTE?

Your vote is important.   You may vote by telephone, on the Internet, by mail or by attending the Special Meeting and voting by ballot, all as described below. For our stockholders of record, telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Pacific Daylight Time, on September 27, 2007.

Vote by Telephone

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If you are a stockholder of record, you can vote your shares by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

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If your shares are held in the name of a broker, bank or other nominee, you may vote your shares over the telephone by following the telephone voting instructions, if any, provided on the voting instruction card you receive from such broker, bank or other nominee.

Vote on the Internet

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If you are a stockholder of record, you can vote your shares over the Internet by following the instructions on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded.

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If your shares are held in the name of a broker, bank or other nominee, you may vote your shares over the Internet by following the voting instructions, if any, provided on the voting instruction card you receive from such broker, bank or other nominee.

If you vote on the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies for which you will be responsible.

Vote by Mail

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If you are a stockholder of record, you can vote your shares by mail simply by marking your proxy card, dating and signing it, and returning it to Computershare Trust Company, N.A. in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to lululemon athletica inc., c/o Computershare Trust Company, N.A., Investor Services, 350 Indiana Ste., Ste. 800, Golden, CO 80401.

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If your shares are held in the name of a broker, bank or other nominee, you may vote your shares by mail by following the voting instructions, if any, provided on the voting instruction card you receive from such broker, bank or other nominee.

Voting at the Special Meeting

The method or timing of your vote will not limit your right to vote at the Special Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record of your shares to be able to vote at the Special Meeting. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record of your shares.

Those shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Special Meeting. If you sign and return your proxy card or voting instruction card but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by our board of directors.

INFORMATION REGARDING ADOPTION OF THE LULULEMON ATHLETICA INC.

EMPLOYEE SHARE PURCHASE PLAN

General

On August 21, 2007, our board of directors adopted the lululemon athletica inc. Employee Share Purchase Plan, or ESPP, subject to stockholder approval. The following discussion is qualified in its entirety by the text of the ESPP, a copy of which is attached as Appendix A to this Proxy Statement. The ESPP is designed to provide our employees and employees of our subsidiaries with an opportunity to purchase shares of our common stock through payroll deductions and thereby to better enable us and our subsidiaries to retain and attract qualified employees and to provide additional incentives through increased stock ownership. In addition, the ESPP is designed to provide our employees who are resident in Canada for income tax purposes with certain tax benefits, if they so elect.

Shares Subject to the ESPP

Subject to adjustment in certain circumstances as discussed below, the total number of shares of our common stock authorized for purchase under the ESPP may not exceed 3,000,000. All shares of our common stock purchased under, or sold pursuant to, the ESPP will be purchased or sold, as the case may be, on the Toronto Stock Exchange (or such other stock exchange as we may designate from time to time).

In the event of any recapitalization, reorganization, merger, stock split or combination, stock dividend or other similar event or transaction, substitutions or adjustments will be made by our board of directors to the aggregate number, class and/or issuer of the securities that my be offered and sold under the ESPP in a manner that reflects equitably the effects of such event or transaction.

Administration

The ESPP will be administered and interpreted by our Compensation Committee of the board of directors. Our Compensation Committee will have full authority to (i) make rules and regulations for the administration of the ESPP, (ii) designate the employees who are eligible to participate in the ESPP, and (iii) interpret the provisions of the ESPP. Our Compensation Committee has authorized our Chief Financial Officer and/or our Vice President People Resources to designate a purchasing agent and/or trustee (the “Administrator”) to maintain participant accounts under the ESPP and to make purchases of our common stock on behalf of participants.

Eligibility; Enrollment

Our Compensation Committee has full power and authority to designate the employees who are eligible to participate in the ESPP. Unless and until further action is taken by our Compensation Committee, all of our full-time employees (i.e., employees who work at least 24 hours per week) or full-time employees of a participating subsidiary (as designated by our Compensation Committee) are eligible to participate in the ESPP after they have completed 3 months of continuous service with us (or a participating subsidiary), or, in the case of members of our senior management team (as designated by our Chief Executive Officer), immediately upon employment with us (or a participating subsidiary). As of August 15, 2007, approximately 1,120 employees were eligible to participate in the ESPP.

Upon enrollment in the ESPP, eligible employees who are resident in Canada for income tax purposes may elect to establish an ESPP account which is subject to the rules relating to “registered retirement savings plans” under the Income Tax Act (Canada) (a “Registered Account”) and/or an ESPP account that is not subject to those rules (a “Non-Registered Account”). The differences between Registered and Non-Registered Accounts are described in more detail below under the heading “Federal Income Tax Consequences.” Eligible employees who are resident in the U.S. for income tax purposes may only establish a Non-Registered Account.

Operation of the ESPP; Employee and Company Contributions

An eligible employee may elect to have whatever portion of his or her base salary equates, after deduction of applicable taxes, to either 3%, 6% or 9% of his or her base salary withheld during each payroll period for purposes of purchasing shares of our common stock under the Plan (“Participant Contribution(s)”). The Administrator will retain the Participant Contributions until such time as they are used to purchase shares of our common stock. Additionally, we, or the subsidiary employing the participant, will make a cash contribution as additional compensation to each participant equal to one-third of the aggregate amount of that participant's Participant Contribution for that pay period, which will be used to purchase shares of our common stock (“Company Contribution(s)”). Company Contributions will be forwarded to the Administrator and will be credited to such participant's account on or about the same time as the Participant Contributions are forwarded to the Administrator.

Purchase Price; Timing of Purchases

The purchase price for shares of our common stock under the Plan will be the prevailing market price of our common stock as listed on the Toronto Stock Exchange (or such other stock exchange as we may designate from time to time) on the date of purchase. No commissions, brokerage fees or other service charges will be paid by a participant in connection with purchases under the Plan.

Purchases under the Plan will be made on or before the 15th day of the month following the month in which contributions by or on behalf of the participants are made. All shares of our common stock purchased under the Plan will be purchased on the Toronto Stock Exchange (or such other stock exchange as we may designate from time to time). No interest will be paid on funds in a participant's payroll deduction account pending their investment.

Transferability of ESPP Interest

The right to purchase shares of our common stock under the ESPP may not be transferred, and our common stock held in a participant's account may not be pledged or assigned.

Termination of Participation and Changes to Payroll Deductions

A participant may terminate his or her participation in the ESPP by giving ten days' written notice to his or her employer. Upon such notice to terminate, the right to purchase shares of our common stock under the ESPP will end and the balance of the uninvested funds, if any, will be distributed to the participant. In addition, any shares of our common stock then held in the participant's account, if any, will be distributed to the participant as described below under the heading “Withdrawals and Distributions from Participant Accounts.” A participant may at any time increase or decrease his or her payroll deduction by filing a specified authorization form. The change may not become effective until the next pay period after receipt of the authorization form. Our Compensation Committee may place limits on the frequency in which payroll deductions may be increased and/or decreased in any given time period.

Withdrawals and Distributions from Participant Accounts

No more frequently than twice per calendar year, a participant may withdraw shares of our common stock from his or her account and may request that the purchasing agent sell the shares that are withdrawn without affecting that participant’s right to continue participating in the ESPP. If any shares are withdrawn from the ESPP more than twice during the calendar year, that participant’s right to (i) make any further withdrawals, (ii) make contributions through payroll deduction or (iii) receive Company Contributions will be suspended for a period of twelve months following the third withdrawal. However, during a period of suspension the Administrator will continue to apply any dividends paid on the shares of our common stock held in a participant’s account to purchase additional shares on behalf of that participant. If, during a period of suspension, a participant makes an additional withdrawal of shares from his or her account, that participant’s participation in the ESPP will be terminated as of the date of such withdrawal. Thereafter, if the participant wishes to resume participating in the ESPP, he or she will be required to follow the formal enrollment process set forth in the ESPP.

Upon any withdrawal of shares from his or her account, a participant may instruct the Administrator to do any of the following: (i) sell any of the withdrawn shares on the open market and remit the proceeds from such sale, less any brokerage fees or commissions, any applicable taxes, and any other administrative costs of sale, to the participant; (ii) transfer any of the withdrawn shares to the participant’s self-directed investment account; or (iii) cause a share certificate registered in the name of the participant with respect to the withdrawn shares to be sent to the participant. In the event that the participant does not provide instructions to the Administrator within 60 days after the withdrawal, the Administrator will sell all of the shares withdrawn and remit the proceeds from such sale, net of related transaction expenses, to the participant.

The Trustee or Administrator may withhold all amounts as required by applicable law in respect of any such distributions.

Termination of Employment; Change in Employment Status

If a participant's employment is terminated for any reason or a participant ceases to meet the eligibility requirements of the ESPP (i.e., the participant ceases to be a full-time employee), that participant’s participation in the ESPP will immediately terminate as of the participant’s last day of employment, or in the case of a participant who ceases to be an eligible employee, on his or her last of employment as an eligible employee (i.e., his or her last day of full-time employment). The balance of the uninvested funds, if any, held in the participant's account will be distributed to the participant and the shares then held in the participant’s account will be distributed as described above under the heading “Withdrawals and Distributions from Participant Accounts.”

The Trustee or Administrator may withhold all amounts as required by applicable law in respect of any such distributions.

Rights of a Stockholder

Cash dividends payable with respect to the shares of our common stock in the participant's account will be re-invested in shares of our common stock to be credited to the participant's account. Any dividend paid in shares of our common stock will be added to the participant's account. The participant will be able to vote the shares of our common stock held in his or her plan account.

Amendment and Termination of the ESPP

Our board of directors may amend, suspend or modify the ESPP at any time. However, any amendment that must be approved by our stockholders in order to comply with applicable law or the rules of the principal exchanges on which shares of our common stock are traded or quoted will not be effective until such approval has been obtained. Upon the termination of the ESPP, any uninvested balances in the participants’ accounts will be promptly refunded; and any shares then held in the participants’ accounts will be distributed as described above under the heading “Withdrawals and Distributions from Participant Accounts.”

Federal Income Tax Consequences

The following is a summary of certain of the current U.S. and Canadian federal income tax consequences resulting from participation in the ESPP. Participants are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state, provincial and local tax laws.

U.S. Federal Income Taxes

The ESPP is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. Participant Contributions used to purchase shares of our common stock under the ESPP are made on an after-tax basis. The amount of the corresponding Company Contribution will be taxable to the participant as ordinary income at the time the Company Contribution is credited to the participant’s account. We, or the subsidiary making the Company Contribution, will generally be entitled to a corresponding federal income tax deduction in the amount of the Company Contribution at that time. In addition, commission and brokerage fees paid by us in connection with purchases under the ESPP will also be taxable income to such participant in an amount equal to such participant's pro rata share of such commission and fees.

Upon the sale of shares acquired under the ESPP, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s tax basis in the shares (the purchase price of the shares).

Canadian Federal Income Taxes

The following applies to Canadian resident employees.

Contributions to an ESPP

Participant payroll deductions used to purchase shares of our common stock under the ESPP are made on an after-tax basis. The amount of the corresponding Company Contribution will be included in computing the taxable income of the participant in the taxation year in which the Company Contribution is credited to the Participant’s account. In addition, commission and brokerage fees paid by the Company in connection with purchases under the ESPP will also be included in computing the taxable income of such participant, in an amount equal to such participant’s pro rata share of such commission and fees.

Appropriate taxes will be withheld by the Company and by the Trustee/Administrator of the ESPP, in each case as required by applicable law, in respect of payments made to, from or in connection with an ESPP.

Shares held in a non-RRSP ESPP Account

A participant who holds common shares on capital account and who disposes of, or is deemed to dispose of, a common share will realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition of the share exceed (or are less than) the aggregate of the adjusted cost base of such share (which will be the average cost of all the participant’s common shares) and any reasonable expenses associated with the disposition. A participant will be required to include one-half of any capital gain (a “taxable capital gain”) in computing such participant’s taxable income. One-half of any capital loss realized by such participant may be deductible against taxable capital gains in accordance with the rules in the Income Tax Act (Canada) (the “Tax Act”). Capital gains realized by a participant may result in alternative minimum tax under the Tax Act.

The amount of any dividends received or deemed to be received by a participant on a common share will be required to be included in computing the participant’s income for tax purposes and will not qualify for the gross-up and dividend tax credit rules which are applicable only to dividends received from taxable Canadian corporations. A foreign tax credit in respect of any foreign withholding taxes payable on the dividends may be available to such a participant in accordance with the rules in the Tax Act.

A participant holding common shares could be required to include an amount in computing income as determined in accordance with proposed tax legislation relating to foreign investment entities (FIE) set forth in Bill C-33 released by the Minister of Finance on November 22, 2006.

A participant may need to file an information return with the Canadian revenue authorities in connection with specified foreign property (including any common shares) held by such participant.

Shares held in an RRSP ESPP Account

Provided the common shares are listed on the TSX, such shares should constitute a qualified investment for registered retirement savings plans (RRSP).

Apart from the income inclusion resulting from the Company Contributions described above, a participant holding an interest in common shares held through an RRSP account will generally only be required to include an amount in income to the extent the participant withdraws an amount from the relevant RRSP.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of shares of common stock under the ESPP with the Securities and Exchange Commission, or the SEC, pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the ESPP by the Company's stockholders.

New Plan Benefits

We cannot determine the benefits or amounts that will be received or allocated to certain groups of our employees because benefits under the Plan depend on employees’ elections to participate in the plan and the fair market value of shares of common stock at various future dates. Non-employee directors are not eligible to participate in the Plan.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock and special voting stock, which are represented in person or by proxy and entitled to vote and actually vote on the proposal at the Special Meeting will be required to approve the ESPP.

Interest of Certain Persons in Matters to be Acted Upon

Our executive officers and employee directors have an interest in the proposal being presented for stockholder approval. Upon stockholder approval of the ESPP, these executive officers and employee directors will be eligible to purchase shares of our common stock pursuant to the terms and conditions of the ESPP.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE ESPP.

COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

The primary goals of our executive compensation program are to:

•	attract, retain, motivate and reward talented executives;
•	tie annual and long-term compensation incentives to the achievement of specified performance objectives inherent in our business strategy;
•	create long-term value for our stockholders by aligning the interests of our executives with those of our stockholders; and
•	provide our executives with a total compensation package that recognizes individual contributions, as well as overall business results.

To achieve these goals, we intend to maintain compensation plans that tie a substantial portion of our executives’ overall compensation to the achievement of key strategic, operational and financial goals and appreciation in our stock price.

Our Compensation Committee and board of directors evaluate individual executive performance with the goal of setting compensation at levels they believe are comparable with executives in other companies of similar size and stage of development operating in the retail apparel industry. In connection with setting appropriate levels of compensation, our Compensation Committee and board of directors base their decision on their general business and industry knowledge and experience and publicly available information of high growth retailers, branded athletic apparel companies, and comparable companies based in Vancouver and elsewhere in Canada, while also taking into account our relative performance and strategic goals. We intend to continue to conduct an annual review of the aggregate level of our executive compensation as part of our annual budget review and annual performance review processes. As part of this review, we will determine the operating metrics and non-financial elements used to measure our performance and to compensate our executive officers. This review is based on our knowledge of how other retail apparel companies measure their executives’ performance and on the key operating metrics that are critical in our effort to increase the value of our company.

Role of Executive Officers in Executive Compensation

Our Compensation Committee determines the compensation for our executive officers, based in part on recommendations from our Chief Executive Officer.

Elements of Compensation

Our executive officer compensation consists of the following components:

•	base salary;
•	annual cash incentives linked to corporate and individual performance;
•	long-term incentive awards in the form of equity-based compensation; and
•	other benefits such as reimbursement of relocation and moving expenses, temporary housing, and tax consulting services.

Our Compensation Committee’s policies with respect to each of these elements, including the basis for the compensation awarded to our executive officers, are discussed below. In addition, while each element of compensation described below is considered separately, our Compensation Committee takes into account the full compensation package for each individual in determining total compensation.

Base Salary

The base salary established for each of our executive officers is intended to reflect each individual’s responsibilities, experience, prior performance and other discretionary factors deemed relevant by our Compensation Committee and board of directors. Base salary is also designed to provide our executive officers with steady cash flow during the course of the fiscal year that is not contingent on short-term variations in our operating performance. We believe that executive base salaries targeted at, or slightly above, market is a key factor in attracting and retaining the services of qualified executives. Our Compensation Committee determines market level based on our executives’ experience in the industry with reference to the base salaries of similarly situated executives in other companies of similar size and stage of development operating in the retail apparel industry, as provided in publicly available documents.

In considering whether to adjust base salary from year to year, our Compensation Committee considers the following:

•	corporate performance and the performance of each individual executive officer;
•	new responsibilities delegated to each executive officer during the year; and
•	competitive marketplace for executive talent, including a comparison of base salaries for comparable positions at other similarly situated companies operating in the retail apparel industry.

With these principles in mind, base salaries are reviewed at least annually by our Compensation Committee and the board of directors, and may be adjusted from time to time based on the results of this review.

Fiscal 2006 Base Salaries

The base salaries paid to Messrs. Meers and Wilson in fiscal 2006 were established in connection with their respective employment agreements with us, each dated as of December 5, 2005, which we believe resulted in base salaries that are commercially reasonable and typical of the base salaries offered to similarly situated executives in other companies of similar size and stage of development operating in the retail apparel industry.

Mr. Bacon served as our principal financial officer during fiscal 2006. In fiscal 2006, we did not change his base salary other than to reflect the average increase received by all other headquarters’ employees in fiscal 2006. As of January 2007, Mr. Bacon was no longer one of our executive officers.

Mr. Jones joined us as an employee in April 2006. His base salary was set as a result of arms’ length negotiations of his employment terms. Mr. Jones left our employ in January 2007.

Mr. Tattersfield commenced employment as our Chief Operating Officer in November 2006. His base salary was established through negotiations in connection with his offer letter with us, which we believe resulted in a base salary that is commercially reasonable and typical of base salaries offered to similarly situated executives in other companies of similar size and stage of development operating in the retail apparel industry.

Mr. Currie commenced employment with us as our Chief Financial Officer on January 3, 2007. His base salary was established through negotiations in connection with his offer letter with us, which we believe resulted in a base salary that is commercially reasonable and typical of base salaries offered to similarly situated executives in other companies of similar size and stage of development operating in the retail apparel industry.

The following table sets forth the fiscal 2006 annual base salaries for each of our named executive officers:

	Fiscal 2006 Base Salary
Name	(CDN$)	(US$)(1)
Robert Meers	600,000	529,200
Michael J. Tattersfield	392,111	345,842
John E. Currie	325,000	286,650
James Jones	280,000	246,960
Dennis J. Wilson	250,000	220,500
Brian Bacon	186,000	164,052

__________

(1)

The dollar amounts shown in this column reflect the US$ equivalent of the amounts paid to the executive officers listed. The amounts were converted to U.S. dollars from Canadian dollars using the average of the exchange rates on the last business day of each month during fiscal 2006. Applying this formula to fiscal 2006, CDN$1.00 was equal to US$0.882.

The amount of base salary earned by each of our executive officer’s for fiscal 2006 is set forth in the summary compensation table below.

Fiscal 2007 Base Salaries

For fiscal 2007, no increases were made to the annual base salaries of Messrs. Meers, Tattersfield, Currie and Wilson.

The following table sets forth the fiscal 2007 base salaries for each of our executive officers:

Name	Fiscal 2007 Base Salary
Robert Meers	CDN$600,000
Michael J. Tattersfield	CDN$392,111
John E. Currie	CDN$325,000
Dennis J. Wilson	CDN$250,000

Annual Cash Incentives

Annual Discretionary Cash Performance Bonus

Our board of directors has the authority and discretion to award annual performance bonuses to our executive officers. The annual performance bonuses are intended to compensate officers for achieving financial, operational and strategic goals and for achieving individual annual performance objectives. These annual bonus amounts are intended to reward both overall company and individual performance during the year and, as such, can be highly variable from year to year. Cash bonuses, as opposed to equity grants, are designed to more immediately reward annual performance against key short-term performance metrics. We believe that establishing cash bonus opportunities is an important factor in both attracting and retaining the services of qualified and highly skilled executives.

Pursuant to the terms of their employment agreement or offer letter with us, each of Messrs. Meers, Currie, Tattersfield, and Wilson are eligible to receive annual bonuses of up to 75%, 60%,

60% and 75%, respectively, of their base salaries, if specified corporate and individual performance goals, as established by our board of directors, are met for the year. Mr. Bacon does not have an employment agreement or offer letter with us, and, therefore, has no particular entitlement to a bonus target percentage.

During the first quarter of each fiscal year, our Compensation Committee reviews our performance relative to the achievement of our financial, operational and strategic goals established by our board of directors at the beginning of the preceding fiscal year and each executive’s individual performance and contribution to achieving those goals in order to determine the amount of discretionary bonus, if any, payable to our executive officers. In making its determination, our board of directors and/or Compensation Committee may make adjustments to the corporate and individual performance goals to take into account certain extraordinary and/or non-recurring events such as acquisitions, dispositions, and other corporate transactions that could have an effect on our operating budget during the preceding fiscal year.

In March 2007, our Compensation Committee adopted formal bonus plans for our executive and management level employees. See “—Executive and Management Bonus Plans” below. We intend to pay performance bonuses in fiscal 2007 to our executive and management level employees pursuant to these bonus plans. However, we still retain the authority to pay discretionary bonuses to our executive officers and other employees as we determine appropriate.

Fiscal 2006 Bonus Awards

In March 2007, we decided to pay discretionary bonuses for fiscal 2006. In determining bonus amounts, our Compensation Committee took into account financial measures such as earnings before interest, taxes, depreciation and amortization, or “EBITDA”, adjusted operating margin, comparable store sales, and annual inventory turnover as well as the individual performance of the executive during the year. Based on our performance in fiscal 2006 relative to these financial measures and its assessment of the individual performance for each executive, our Compensation Committee approved bonuses for the following named executive officers as follows:

	Fiscal 2006 Bonus
Name	(CDN$)	(US$)(1)
Robert Meers	$213,800	$188,572
Dennis J. Wilson	$80,200	$70,736
Michael J. Tattersfield(2)	$39,000	$34,398
Brian Bacon	$24,000	$21,168

__________

(1)

The dollar amounts shown in this column reflect the US$ equivalent of the amounts paid to the named executive officers listed. The amounts were converted to U.S. dollars from Canadian dollars using the average of the exchange rates on the last business day of each month during fiscal 2006. Applying this formula to fiscal 2006, CDN$1.00 was equal to US$0.882.

(2)	Mr. Tattersfield’s performance bonus was pro-rated based on the number of days he was employed by us during the year.

Messrs. Currie and Jones were not eligible to receive performance bonuses for fiscal 2006 as Mr. Currie did not commence employment with us until January 3, 2007 and Mr. Jones left our employ in January 2007.

Signing Bonuses

Messrs. Tattersfield and Jones received signing bonuses in fiscal 2006 in the amount of $72,051 and $49,891, respectively.

Executive and Management Bonus Plans

Background

In March 2007, our Compensation Committee adopted an executive bonus plan, which covers our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer and a management bonus plan, which covers several of our other key employees. Other than with respect to eligibility or as otherwise specified below, the bonus plans are substantially similar. The objectives of the bonus plans are to:

•	align management with our strategic plan and critical performance goals;
•	encourage teamwork and collaboration;
•	motivate and reward achievement of specific, measurable company-based as well as individual annual performance objectives;
•	provide payouts commensurate with our performance; and
•	provide competitive total compensation opportunities.

Performance Period; Timing of Payments

The bonus plans operate on a fiscal year schedule. Cash bonuses are paid out within the first two and a half months following our fiscal year-end.

Bonus Targets

Participants in the bonus plans are assigned specific target bonus awards based on each participant’s position with us. The target bonus awards are based on competitive practices and reflect the award to be paid for meeting pre-defined performance goals. Actual awards can range from 0% to 120% of the target bonus award depending on performance. Generally, threshold performance will pay out at 50% of target and achieving stretch performance can result in awards up to 120% of target. Performance below threshold will result in no payout. In order for the bonus plans to be “triggered”, we must achieve a minimum threshold performance of EBITDA.

Performance Measures

Each participant has pre-defined performance goals that determine his or her cash bonus. We base our bonus plan on two performance categories: a company performance component and an individual performance component. The objective is to focus the majority of the awards based on company performance.

Company Performance Component

Our overall financial performance is evaluated against four critical financial measures:

•	EBITDA, after deduction of all executive and management bonus payments;
•	adjusted operating margin, which is equal to our EBITDA less other net revenue divided by our retail sales;

•	comparable store sales, which relates to net revenue of corporate-owned stores that have been open for at least 12 months; and
•	annual inventory turnover, which is equal to our annual cost of goods sold divided by our average quarterly inventory.

If the minimum EBITDA goal is not reached for a given year, there will be no bonus paid with respect to that year.

Other than as set forth above, we are not providing additional details regarding specific metrics associated with our Company performance component measures. We consider that information to be highly confidential and proprietary and, if disclosed, it may result in competitive harm to us. However, our goals for EBITDA, adjusted operating margin, comparable store sales and annual inventory turnover, are based on certain internal financial goals set in connection with our board of director’s consideration and approval of our annual operating plan for 2007 and were set at levels that we believe, although not guaranteed, can be achieved if our executive officers meet or exceed their objectives, if we perform according to our annual operating plan and if the assumptions in our annual operating plan prove correct. The objectives for the executive officers were set at levels that are intended to provide those employees a challenging yet reasonable opportunity to reach the threshold amount, while requiring substantial growth to reach the maximum level. Our annual operating plan is likewise challenging, and though viewed by management as probable, it is not certain of achievement.

Individual Performance Component

At the end of the fiscal year, our Compensation Committee undergoes a subjective review of each executive officer’s performance for the prior year in an effort to determine what percentage of the individual performance component should be awarded to the executive officer.

Bonus Calculation

Following the completion of each fiscal year, our overall financial performance is assessed against the specific goals established at the start of the year. After all performance results are available, the annual bonus awards are calculated for each participant and approved by our Compensation Committee.

Bonus Plan for Mr. Wilson

Mr. Wilson continues to be eligible to receive an annual bonus at the discretion of the Compensation Committee of up to 75% of his base salary. While the amount payable to Mr. Wilson as an annual bonus is at the discretion of the Compensation Committee, the Compensation Committee intends to take into consideration the same factors it uses to determine the bonus amount payable to our Chief Executive Officer under our executive bonus plan described above.

Equity-Based Compensation

We believe that equity awards are an important component of our executive compensation program and that providing a significant portion of our executive officers’ total compensation package in equity-based compensation aligns the incentives of our executives with the interests of our stockholders and with our long-term success. Additionally, we believe that equity-based awards enable us to attract, motivate, retain and adequately compensate executive talent. To that end, we award equity-based compensation in the form of options to purchase our common stock. Our Compensation Committee believes stock options provide executives with a significant long-term interest in our success by only rewarding the creation of stockholder value over time.

Generally, each executive officer is provided with a stock option grant when they join our company based upon their position with us and their relevant prior experience. These inducement grants generally vest in four equal annual installments beginning on the first anniversary of the date of grant to encourage executive longevity and to compensate our executive officers for their contribution over a period of time.

With respect solely to Mr. Meers, a portion of his option award will vest based upon achievement of specified investor rate of return multiples in connection with a sale of substantially all of our assets or the sale by certain of our stockholders of 80% of their capital stock in one transaction or a series of transactions. See “— Grants of Plan Based Awards” for a description of Mr. Meers outstanding options.

Stock options are granted with an exercise price equal to the fair market value of our stock on the date of grant. Prior to our initial public offering, because there had not been a market for our shares, fair market value was determined based on the good faith judgment of our board of directors. We currently expect to determine fair market value for purposes of stock option pricing based on the closing price of our common stock on the date of grant.

Our Compensation Committee determines the size and terms and conditions of option grants to our executive officers in accordance with the terms of the applicable plan. Equity grants made to our executive officers are recommended by our Compensation Committee and approved by our board of directors.

Fiscal 2006 Option Grants

Each of Messrs. Meers, Currie, Tattersfield, Jones and Bacon received option grants during fiscal 2006, as set forth below in the Grants of Plan Based Awards Table.

Our Compensation Committee generally considered the following factors when determining the option grant sizes for our executive officers:

•	the executive officer’s position, responsibility and anticipated contributions toward stockholder value;
•	the objective of providing a competitive total compensation package to attract highly skilled executives; and
•	the allocation between cash and equity compensation, with the goal of providing the appropriate mix of each to properly retain and motivate each executive officer over a period of time.

In addition to stock options granted upon commencement of employment with us, our Compensation Committee may recommend, and our board of directors may grant additional stock options to retain our executives or recognize the achievement of corporate goals and/or strong individual performance.

We expect that we will continue to provide new key employees with initial option grants in fiscal 2007 and will continue to rely on retention grants in fiscal 2007 to provide additional incentives for our executive officers.

On July 26, 2007, we implemented our 2007 Equity Incentive Plan. See “— 2007 Equity Incentive Plan” below for more information relating to our 2007 Equity Incentive Plan. In fiscal 2006 options to purchase shares of common stock in each of our subsidiaries, Lululemon Athletica Inc., or lululemon canada inc., and lululemon usa inc. were issued under the terms of substantially similar equity incentive plans. As part of our corporate reorganization, which occured in connection with our initial public offering, all of the outstanding options exercisable for class C shares of lululemon canada inc. and shares of common stock of lululemon usa inc., were exchanged for options to purchase shares of our common stock under the terms of our 2007 Equity Incentive Plan. We will not issue any more options under either of these predecessor plans.

Our equity incentive plan will allow for the grant of other forms of equity incentives in addition to stock options, such as grants of restricted stock, restricted stock units and stock appreciation rights. In the future, our Compensation Committee and board of directors may consider awarding such additional or alternative forms of awards to our executive officers, although no decision to use such other forms of award has yet been made.

Severance Arrangements

We entered into employment agreements or offer letters with each of Messrs. Meers, Tattersfield and Wilson that provide certain severance rights. These agreements were made in order to attract and retain the services of these particular executives. The agreements were the result of negotiations between the parties, which we believe resulted in severance rights that are commercially reasonable and typical of the rights afforded to similarly situated executives in other companies of similar size and stage of development operating in the retail apparel industry.

In each case, the severance payments are contingent on the occurrence of certain termination (or constructive termination) events and, with respect to Messrs. Meers and Wilson, require the executive to execute a release of claims in our favor. These severance arrangements are intended to provide the executive with a sense of security in making the commitment to dedicate his or her professional career to our success. These severance rights do not differ based on whether or not we experience a change in control. The specific terms of these arrangements are discussed in detail below under the heading “— Agreements with Named Executive Officers.”

Other Compensation

By virtue of the cross-border nature of our operations, our executives may be required to travel extensively for business purposes and may therefore also incur tax obligations in multiple jurisdictions. In addition, certain of our named executives have relocated their principal residence in order to accept employment with us. Accordingly, in order to encourage such business travel and relocation, we provide certain of our executive officers with reimbursement of relocation and moving expenses, temporary housing, and tax consulting services.

In addition, even though we offer life and disability insurance benefits, such benefits are not generally proportionate to such employee’s base salary. Accordingly, under the terms of his employment agreement, Mr. Meers is entitled to an annual allowance for the purchase of supplemental individual life and disability insurance. Because this allowance is provided, Mr. Meers’ employment agreement does not provide for any special benefits in the event of a cessation of his employment due to death or disability.

The value of these perquisites is identified below in the “— Summary Compensation Table — All Other Compensation.”

We have no current plans to make changes to the employment agreement of either our Chief Executive Officer or Chairman and Chief Product Designer or to the offer letters of our Chief Financial Officer or Chief Operating Officer (except as required by law or as required to clarify the benefits to which our executive officers are entitled as set forth herein) or to levels of benefits and perquisites provided to our executive officers.

Tax and Accounting Considerations Affecting Executive Compensation

We structure our compensation program in a manner that is consistent with our compensation philosophy and objectives. However, while it is our Compensation Committee’s general intention to design the components of our executive compensation program in a manner that is tax efficient for both us and our executives, there can be no assurance that our Compensation Committee will always approve compensation that is tax advantageous for us. Additionally, we do not currently maintain a committee of “outside directors” for the purposes of Section
162(m) under the Internal Revenue Code and, accordingly, any compensation we grant over a $1 million threshold will be subject to a deduction limitation.

Similarly, we endeavor to design our equity incentive awards conventionally, so that they are accounted for under standards governing equity-based arrangements and, more specifically, so that they are afforded fixed treatment under those standards.

Summary Compensation Table

The following table sets forth summary information concerning compensation of our principal executive officer and principal financial officer and each of the next three most highly compensated current executive officers whose total compensation (excluding any compensation as a result of a change in pension value and nonqualified deferred compensation earnings) exceeded $100,000 during fiscal 2004, 2005 and 2006. We refer to these persons as our named executive officers. The dollar amounts shown were converted to U.S. dollars from Canadian dollars using the average of the exchange rates on the last business day of each month during the applicable fiscal year. Applying this formula to fiscal 2006, 2005 and 2004, CDN$1.00 was equal to US$0.882, US$0.834, and US$0.776, respectively.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Option Awards($)(2)	All Other Compensation ($)(3)	Total ($)
Robert Meers(4) Chief Executive Officer	2006	529,200	188,572	624,996	41,331	1,384,099
	2005	41,700	83,400	—	6,107	131,207
	2004	—	—	—	—	—
John E. Currie(5) Chief Financial Officer	2006	20,580	—	55,434	—	76,014
	2005	—	—	—	—	—
	2004	—	—	—		—
Dennis J. Wilson Chairman and Chief Product Designer	2006	220,500	70,736	—	36,928	328,164
	2005	521,250	12,809,142	—	3,023	13,333,415
	2004	199,626	12,134,019	—	—	12,333,645
Michael J. Tattersfield(6) Chief Operating Officer	2006	28,820	106,449	80,842	12,882	228,993
	2005	—	—	—	—	—
	2004	—	—	—	—	—
Brian Bacon(7) Controller	2006	164,052	21,168	2,310	17	187,547
	2005	108,420	133,357	182,195	11	423,983
	2004	72,446	8,400	—	—	80,846
James Jones(8) Chief HR, Culture & Training Officer	2006	134,917	49,882	—	101,220	286,019
	2005	—	—	—	—	—
	2004	—	—	—	—	—

__________

(1)

For fiscal 2006, bonuses consist of: (a) payments made pursuant to discretionary performance bonuses to the following individuals in the following amounts: Mr. Meers — $188,572, Mr. Wilson — $70,736, Mr. Tattersfield — $34,398 and Mr. Bacon — $21,168; and (b) payments made pursuant to signing bonuses to the following individuals in the following amounts: Mr. Tattersfield — $72,051 and Mr. Jones — $49,882.

For fiscal 2005, bonuses consist of: (a) a signing bonus paid to Mr. Meers in the amount of $83,400; (b) a bonus paid to Mr. Wilson in the amount of $12,809,142 that is equal to our Canadian taxable income for that year above a particular threshold; and (c) a one time special bonus and a discretionary bonus paid to Mr. Bacon in the amount of $87,334 and $46,023, respectively.

For fiscal 2004, bonuses consist of: (a) a bonus paid to Mr. Wilson in the amount of $12,134,019 that is equal to our Canadian taxable income for that year above a particular threshold; and (b) a discretionary bonus paid to Mr. Bacon in the amount of $8,400.

(2)

This column reflects the dollar amount recognized for financial accounting reporting purposes for the fiscal year in accordance with SFAS 123(R). See the “Grants of Plan Based Awards Table” for information on stock options granted to our named executives officers in fiscal 2006 (and, with respect to Mr. Bacon, fiscal 2005 as well). These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be realized by the executive officer. The assumptions used in the calculation of the amounts are described in note 11 to our combined consolidated financial statements in our prospectus dated July 26, 2007 as filed with the SEC.

(3)

For fiscal 2006, all other compensation consist of: (a) payments made on behalf of Mr. Meers for housing and other living expenses in the amount of $28,823 and for expenses associated with a vehicle lease in the amount of $12,508; (b) imputed interest in connection with an interest free loan we made to Mr. Wilson in the amount of $36,917; (c) payments made on behalf of Mr. Tattersfield for housing and other living expenses in the amount of $12,747 and for a Canadian work permit in the amount of $132; (d) payments made on behalf of Mr. Jones for housing, living and relocation expenses in the amount of $59,009 and travel expenses in the amount of $42,211; portions of Mr. Jones’ reimbursed expenses are in dispute between us and Mr. Jones; and (e) life insurance premiums paid on behalf of the following individuals in the following amounts: Mr. Wilson — $12, Mr. Tattersfield — $3 and Mr. Bacon — $17.

For fiscal 2005, all other compensation consists of: (a) payments made on behalf of Mr. Meers for housing and other living expenses in the amount of $5,208 and for expenses associated with a vehicle lease in the amount of $899; (b) imputed interest in connection with an interest free loan we made to Mr. Wilson in the amount of $3,007; and (c) life insurance premiums paid on behalf of the following individuals in the following amounts: Mr. Wilson — $16 and Mr. Bacon $11.

(4)	Mr. Meers joined us as our Chief Executive Officer in December 2005.
(5)	Mr. Currie joined us as our Chief Financial Officer in January 2007.
(6)	Mr. Tattersfield joined us as our Chief Operating Officer in November 2006.
(7)	Mr. Bacon, although no longer an executive officer, served as our principal financial officer during fiscal 2004, fiscal 2005 and fiscal 2006.
(8)	Mr. Jones joined us as an employee in April 2006. Mr. Jones left our employ in January 2007.

Mr. Wilson’s base salary increased dramatically from 2004 to 2005 in order that his pay could be commensurate to other CEO’s in similarly situated companies. In 2004, we were still in our early stages of development and, as such, Mr. Wilson’s base salary was both representative of and limited to what we had available to compensate him at that time. However, in 2005, we grew our operations in comparison to 2004 and, as a result, we were able to pay Mr. Wilson a more appropriate salary for a CEO. Mr. Wilson’s salary decreased dramatically from 2005 to 2006 at his request and because he stepped down as CEO in order to accept the role as Chief Product Designer.

Mr. Wilson’s bonus from 2004 to 2005 was relatively steady and related to his status as our sole stockholder. The bonus paid to Mr. Wilson was equal to our Canadian taxable income for each respective year above a particular threshold. In 2006, his bonus decreased dramatically because under the terms of Mr. Wilson’s sale of 48% of his interest in lululemon to a group of private equity investors he was no longer given a stockholder bonus. His 2006 bonus related solely to a discretionary performance bonus.

Mr. Bacon’s salary increased from 2004 to 2006 at relatively steady rates to reflect his increasing levels of responsibility. In 2005, Mr. Bacon’s bonus increased dramatically as a result of a special bonus paid to him. In addition, Mr. Bacon was also granted a number of stock options in 2005. The result of the special bonus and grant of stock options during 2005 was to increase Mr. Bacon’s overall compensation level relative to 2004 and 2006.

Grants of Plan Based Awards

The following table sets forth each grant of an award made to a named executive officer for the fiscal year ended January 31, 2007.

			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Approval Date	Threshold (#)	Target (#)	Maximum (#)
Robert Meers(1)	07/03/06	01/27/06	15,456	—	200,722	301,080	0.49	449,997
	07/03/06	01/27/06	28,156	—	914,170	1,371,252	0.60	2,049,987
John E. Currie	01/03/07	12/27/06	—	—	—	64,333	0.49	520,290
	01/03/07	12/27/06	—	—	—	293,002	0.60	2,370,210
Michael J. Tattersfield	12/27/06	12/27/06	—	—	—	75,055	0.49	607,005
	12/27/06	12/27/06	—	—	—	341,836	0.60	2,765,245
Brian Bacon	12/27/06	12/27/06	—	—	—	2,144	0.49	17,343
	12/27/06	12/27/06	—	—	—	9,766	0.60	79,007
James Jones(2)	12/27/06	12/27/06	—	—	—	8,577	0.49	69,372
	12/27/06	12/27/06	—	—	—	39,067	0.60	316,028

__________

(1)

Mr. Meers performance-vested options will vest pursuant to certain return multiples received in connection with the sale of substantially all of our assets or the sale by certain of our stockholders of at least 80% of their capital stock in one transaction or a series of transactions.

(2)	None of Mr. Jones’ stock options had vested at the time he left our employ and all of his options terminated according to their terms.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised stock options, stock that has not yet vested and equity incentive plan awards for each named executive officer outstanding for the fiscal year ended January 31, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert Meers	75,270	225,810(2)	200,722(1)	0.49	01/16/16	—	—
	342,813	1,028,439(2)	914,170(1)	0.60	01/16/16	—	—
John E. Currie	—	64,333(3)	—	0.49	01/02/17	—	—
	—	293,002(3)	—	0.60	01/02/17	—	—
Michael J. Tattersfield	—	75,055(4)	—	0.49	12/26/16	—	—
	—	341,836(4)	—	0.60	12/26/16	—	—
Brian Bacon	—	2,144(5)	—	0.49	12/26/16	—	—
	—	9,766(5)	—	0.60	12/26/16	—	—
	17,761(6)	115,300(7)	—	0.22(8)	12/31/10	—	—
	—	—	—	—	—	9,083(9)	163,494
	—	—	—	—	—	41,640(10)	749,520
James Jones	—	8,577	—	0.49	(11)	—	—
	—	39,067	—	0.60	(11)	—	—

__________

(1)

The options will vest pursuant to certain return multiples received in connection with a sale of substantially all of our assets or the sale by certain of our stockholders of at least 80% of their capital stock in one transaction or a series of transactions.

(2)	The options will vest in equal installments on each of January 27, 2008, 2009 and 2010 provided that Mr. Meers remains employed with us.
(3)	The options will vest 25% per year on each of January 3, 2008, 2009, 2010 and 2011 provided that Mr. Currie remains employed with us.
(4)	The options will vest 25% per year on each of December 27, 2007, 2008, 2009 and 2010 provided that Mr. Tattersfield remains employed with us.
(5)	The options will vest 25% per year on each of December 27, 2007, 2008, 2009 and 2010 provided that Mr. Bacon remains employed with us.
(6)

Represents 17,761 shares of our common stock that will be issued to Mr. Bacon upon exercise of his options to purchase 355,068 common shares of LIPO Investments (USA), Inc., or LIPO USA. Upon exercise of such options, LIPO USA may deliver shares of our common stock it holds in lieu of common shares of LIPO USA. See “Employee Benefit Plans — Stockholder Sponsored Plans — LIPO Investments (USA), Inc.”

(7)

Represents 115,300 shares of our common stock that may be issued to Mr. Bacon upon exercise of his options to purchase 2,603,424 common shares of LIPO USA. Upon exercise of such options, LIPO USA may deliver shares of our common stock it holds in lieu of common shares of LIPO USA. The options to purchase common shares of LIPO USA will vest as follows: 790,020 options will vest on December 5, 2007; 790,020 options will vest on December 5, 2008; 656,957 options will vest on December 5, 2009 and 366,428 options will vest on December 5, 2010. See “Employee Benefit Plans — Stockholder Sponsored Plans — LIPO Investments (USA), Inc.”

(8)

Represents the equivalent per share exercise price per option as if the option was being exchanged directly into shares of our common stock. Each outstanding option to purchase common shares of LIPO USA has a per share exercise price equal to CDN$0.01.

(9)

Represents 9,083 shares of our common stock that may be issued to Mr. Bacon upon the vesting and exchange of restricted stock awards to purchase 180,353 common shares of LIPO USA. The restricted stock awards to purchase common shares of LIPO USA will vest as follows: 76,346 shares will vest on December 5, 2007, 76,346 shares will vest on December 5, 2008 and 27,661 shares will vest on December 5, 2009.

(10)

Represents restricted exchangeable shares of Lulu Canadian Holding, Inc. that are held by Mr. Wilson, in trust for the benefit of Mr. Bacon. Upon vesting, Mr. Wilson will transfer the vested exchangeable shares to Mr. Bacon. If Mr. Bacon’s employment with us terminates, his unvested exchangeable shares will be forfeited. The exchangeable shares will vest as follows: 17,627 exchangeable shares will vest on December 5, 2007, 17,627 exchangeable shares will vest on December 5, 2008 and 6,386 exchangeable shares will vest on December 5, 2009.

(11)	None of Mr. Jones’ stock options had vested at the time he left our employ and all of his options terminated according to their terms.

Options to Purchase Securities

The following table sets forth certain information as of July 1, 2007 concerning outstanding options to purchase shares of our common stock granted to executive officers, non-executive directors, employees and others.

	Optioned Shares (#)	Exercise Price ($)	Expiration Date
Executive Officers	200,722	0.49(1)	01/26/16
	914,170	0.60(1)	01/26/16
	301,080	0.49	01/26/16
	1,371,252	0.60	01/26/16
	64,333	0.49	01/02/17
	293,002	0.60	01/02/17
	75,055	0.49	12/26/16
	341,836	0.60	12/26/16
Non-Executive Directors	10,078	0.49	01/26/16
	45,903	0.60	01/26/16
Employees and Others	5,039	0.49	01/26/16
	22,951	0.60	01/26/16
	2,144	0.49	08/14/16
	9,766	0.60	08/14/16
	147,951	0.49	12/26/16
	673,894	0.60	12/26/16

__________

(1)

Represents performance vested options that will vest pursuant to certain return multiples received in connection with the sale of substantially all of our assets or the sale by certain of our stockholders of at least 80% of their capital stock in one transaction or a series of transactions.

The following table sets forth shares of our common stock that may be issued to our executive officers, non-executive directors, employees and others as of July 1, 2007 concerning outstanding options to purchase common shares of LIPO USA, a holding company formed by Mr. Wilson to hold his interests in lululemon, granted to our executive officers, non-executive directors, employees and others. See “Employee Benefit Plans — Stockholder Sponsored Plans — LIPO Investments (USA), Inc.”

	Optioned Shares (#)	Exercise Price ($)	Expiration Date
Executive Officers	—	—	—
Non-Executive Directors	—	—	—
Employees and Others	1,474,821(1)	$ 0.22(2)	12/31/10

__________

(1)

Represents shares of our common stock that may be issued to our employees upon exercise of their options to purchase 33,279,127 common shares of LIPO USA. Upon exercise of such options, LIPO USA will deliver shares of our common stock it holds in lieu of common shares of LIPO USA . See “Employee Benefit Plans — Stockholder Sponsored Plans — LIPO Investments (USA), Inc.”

(2)

Represents the equivalent per share exercise price per option as if the option was being exchanged directly into shares of our common stock. Each outstanding option to purchase common shares of LIPO USA has a per share exercise price equal to CDN$0.01.

Option Exercises and Stock Vested

None of our named executive officers exercised stock options to purchase shares of our common stock or had any stock awards to purchase shares of our common stock that vested during the fiscal year ended January 31, 2007.

None of our named executive officers exercised stock options to purchase common shares of LIPO USA for the fiscal year ended January 31, 2007. The following table sets forth shares of our common stock that may be issued to each of our named executive officers pursuant to stock awards to purchase common shares of LIPO USA or pursuant to a forfeitable share trust arrangement with Mr. Wilson to receive exchangeable shares of Lulu Canadian Holding, Inc. that vested during the fiscal year ended January 31, 2007.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Brian Bacon	3,819(1)	68,742
	17,627(2)	317,286

__________

(1)	Represents 3,819 shares of our common stock that may be issued to Mr. Bacon upon the vesting of 76,346 restricted stock awards to purchase common shares of LIPO Investments (USA), Inc.
(2)

Represents 17,627 exchangeable shares of Lulu Canadian Holding, Inc. that are held by Mr. Wilson, in trust for the benefit of Mr. Bacon. Upon vesting, Mr. Wilson will transfer the vested exchangeable shares in the name of Mr. Bacon. If Mr. Bacon is no longer employed with us, his unvested exchangeable shares will be forfeited.

Director Compensation

The following table sets forth the amount of compensation we paid to each of our directors for fiscal 2006. The dollar amounts shown were converted to U.S. dollars from Canadian dollars using the average of the exchange rates on the last business day of each month during fiscal 2006. Applying this formula to fiscal 2006, CDN$1.00 was equal to US$0.882.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Susanne Conrad(2)	23,318	—	12,690(3)	—	—	94,004(4)	130,012
Rhoda Pitcher	23,318	—	12,690(5)	—	—	193,004(6)	261,574

__________

(1)

This column reflects the dollar amount recognized for financial accounting reporting purposes for the fiscal year in accordance with SFAS 123(R). These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the director. The assumptions used in the calculation of the amounts are described in note 11 to our combined consolidated financial statements in our prospectus dated July 26, 2007 as filed with the SEC.

(2)	Ms. Conrad served as a director of ours from December 2005 until March 2007. Mr. Wilson, our Chairman and Chief Product Designer, is Ms. Conrad’s brother-in-law.

(3)

As of January 31, 2007, Ms. Conrad had outstanding options to purchase 55,981 shares of our common stock, 13,995 of which had previously vested. In connection with her resignation from our board of directors on March 29, 2007, Ms. Conrad forfeited 27,991 of her outstanding options, our board of directors immediately accelerated an additional 13,995 of her options to purchase shares of our common stock and extended the exercise period of her vested options until December 31, 2007. The grant date fair value of the option award in accordance with SFAS 123(R) is equal to $0.91.

(4)	Represents a stock-based compensation expense recognized by us in the amount of $94,004 in connection with the sale by us to Ms. Conrad of 250 shares of series A preferred stock.
(5)

As of January 31, 2007, Ms. Pitcher had outstanding options to purchase 55,981 shares of our common stock. The grant date fair value of the option award in accordance with SFAS 123(R) is equal to $0.91.

(6)

All other compensation for Ms. Pitcher consists of the following: (a) fees and expenses paid to Ms. Pitcher for human resources consulting services provided to us in the amount of $99,000 and (b) a stock-based compensation expense recognized by us in the amount of $94,004 in connection with the sale by us to Ms. Pitcher of 250 shares of series A preferred stock.

Other than compensation paid to Ms. Conrad and Ms. Pitcher, we did not pay any of our other directors for service on our board of directors.

We intend to provide compensation to our non-employee directors for their services pursuant to the following policy:

•	Each non-employee director will be paid an annual cash retainer (pro rated for partial-year service) of $30,000.
•	The chair of our Audit Committee will be paid an additional $15,000 annual retainer, and the chair of our Compensation Committee will be paid an annual retainer of $10,000.
•

In addition, each non-employee director will be paid meeting fees of (1) $1,000 per regular or special meeting for in-person attendance, (2) $500 per committee meeting, and (3) $500 per regular or special board meeting for telephone participation.

•	Directors will be reimbursed for reasonable expenses incurred in connection with attending meetings of the board of directors or its committees.
•

Equity compensation will consist of (1) an annual grant of restricted stock awards under our 2007 Equity Incentive Plan having a fair value at the time of grant equal to $30,000, subject to one year vesting and (2) an annual option grant under our 2007 Equity Incentive Plan having a fair value at the time of grant equal to $80,000 subject to four year vesting at 25% per year on each anniversary of the grant date. Other than the first equity grant under the policy, such annual non-employee grants will be made at the conclusion of each annual meeting of stockholders if the director is then a member of our board of directors. Stock option grants will have a 10-year term and an exercise price equal to the fair market value on the date of grant. The first equity grants under the policy were made on July 26, 2007 with an exercise price equal to $18.00 per share.

Compensation Committee Interlocks And Insider Participation

The current members of our Compensation Committee are Messrs. Mussafer (Chairman), Collins, and Stemberg. None of our executive officers serves as a member of the board of directors or Compensation Committee of any entity that has one or more executive offices serving as a member of our board of directors or Compensation Committee.

Messrs. Mussafer and Collins are affiliated with one of our principal stockholders, funds managed by Advent International Corporation, or the Advent Funds. The Advent Funds are a party to certain related party agreements with us, including an Agreement and Plan of Reorganization, Contribution Agreement and an Amended and Restated Registration Rights Agreement.

On April 26, 2007, we entered into an Agreement and Plan of Reorganization with certain of our affiliates, including the Advent Funds and certain other stockholders. The Agreement and Plan of Reorganization provided the initial steps for us to effect our corporate reorganization. In addition, we also agreed to provide the Advent Funds and certain other stockholders audited and unaudited financial and budget information. Our obligation to provide this type of information to the foregoing stockholders is deemed satisfied to the extent such information is included in our filings with the SEC.

On July 26, 2007, we entered into a contribution agreement with the Advent Funds and the other selling stockholders in our initial public offering. Pursuant to the terms of the contribution agreement, in the event that any of the selling stockholders incurs any losses, claims, damages or liabilities under the Securities Act of 1933, as amended, or the Securities Act, Canadian securities laws or otherwise, insofar as such losses (or actions in respect thereof) arise out of or are based upon a determination that such selling stockholder is an underwriter within the meaning of the Securities Act, we and the other selling stockholders will contribute to such losses on a pro rata basis.

On July 26, 2007, we entered into an Amended and Restated Registration Rights Agreement with the Advent Funds and certain of our other stockholders. The Amended and Restated Registration Rights Agreement provides these stockholders with certain registration rights of shares of our common stock under the Securities Act.

Agreements with Named Executive Officers

Robert Meers

On December 5, 2005, we entered into an Employment and Restrictive Covenant Agreement with Robert Meers, our Chief Executive Officer.

The initial term of Mr. Meers’ employment agreement expires on December 4, 2009, unless earlier terminated by us or Mr. Meers.

Under his employment agreement, Mr. Meers receives a minimum annual base salary of CDN$584,300. Mr. Meers is also eligible to receive an annual bonus of up to seventy-five percent (75%) of his base salary for the applicable fiscal year, if specified corporate and individual performance goals, as determined by our board of directors, are met for that year.

In connection with his employment agreement, we granted Mr. Meers an option to purchase 2,787,224 shares of our common stock. Mr. Meers’ options vest as follows: options to purchase 1,114,892 shares will vest pursuant to certain return multiples received in connection with a sale of substantially all of our assets or the sale by certain of our stockholders of at least 80% of their capital stock in one transaction or a series of transactions (an Investor Sale) and options to purchase 1,672,332 shares of our common stock will vest 25% per year on each of January 27, 2007, January 27, 2008, January 27, 2009 and January 27, 2010 at a weighted average exercise price of $0.58.

In the event that we consummate a transaction pursuant to which we sell substantially all of our assets or engage in a merger, consolidation, recapitalization, reorganization or any similar transaction pursuant to which our current stockholders dispose of two-thirds of their interest in our capital stock in one transaction or a series of similar transactions (a Change in Control), all of Mr. Meers’ time vested options, to the extent not already exercisable, will vest and become immediately exercisable.

Mr. Meers is entitled to participate in our health insurance, term life insurance, long term disability insurance and other employee benefit arrangements maintained by us for our employees. He is also eligible for reimbursement of up to CDN$17,500 annually for premiums payable with respect to supplemental term life insurance and/or long-term disability insurance, as well as for reimbursement of all of his reasonable business expenses in accordance with our customary reimbursement policies.

If we terminate Mr. Meers’ employment without cause, he will be entitled, provided he agrees to enter into a mutually acceptable release, to:

•	payment of all accrued and unpaid base salary through the date of such termination;
•	payment for all unused vacation and personal days accrued through the date of such termination;
•	monthly severance payments equal to one-twelfth of his base salary as of the date of termination for a period equal to the greater of 24 months or the period remaining until December 5, 2009; and
•	payment of any otherwise unpaid annual bonus payable to him with respect to the fiscal year ending prior to the date of such termination.

For purposes of Mr. Meers’ employment agreement with us, termination “for cause” will be deemed to have occurred upon the happening of the following:

•	dishonesty by Mr. Meers in the course of his employment or the misappropriation of funds by Mr. Meers;
•	a material breach of any agreement with or duty owed to us;
•	a refusal to perform the lawful and reasonable directives of our board of directors; or
•	any other conduct that would constitute just cause at common law.

If Mr. Meers’ employment is otherwise terminated, including for cause, or as a result of his death or disability, or by Mr. Meers himself, then our obligation will be limited solely to the payment of accrued and unpaid base salary through the date of such termination, as well as to his right to payment or reimbursement for claims incurred prior to the date of such termination under any insurance contract funding an employee benefit arrangement.

If any payment or benefit due to Mr. Meers would constitute an “Excess Parachute Payment” under the Internal Revenue Code, the amount otherwise payable and benefits otherwise due to him will be limited to ensure that all portions thereof will be tax-deductible to us. Alternatively, Mr. Meers could be required to repay to us the amount of any overpayment.

Mr. Meers is obligated, for 24 months following his termination, not to:

•	participate in a company that competes against us in the United States or Canada;
•	become interested in a company that competes against us;
•

influence or attempt to influence any of our employees, consultants, suppliers, licensors, licensees, contractors, agents, strategic partners, distributors, customers or other persons to terminate or modify such person’s agreement or arrangement with us or any of our affiliates; or

•

solicit for employment or employ or retain (or arrange to have any other person or entity employ or retain) any person who has been employed or retained by us or any of our affiliates within the prior 12 months.

Mr. Meers is also obligated to maintain the confidentiality of our proprietary information. In addition, Mr. Meers agrees that all rights to our proprietary information and intellectual property are and will remain our sole and exclusive property.

Dennis J. Wilson

On December 5, 2005, we entered into an Employment and Restrictive Covenant Agreement with Dennis J. Wilson, our Chairman and Chief Product Designer.

The term of Mr. Wilson’s employment agreement continues until either he or we terminate his employment.

Under his employment agreement, Mr. Wilson receives a minimum annual base salary of CDN$250,000, which is subject to annual review and adjustment. Beginning in 2006, he became eligible for an annual bonus of up to 75% of his base salary for the applicable fiscal year, if specified corporate and individual performance goals, as determined by our board of directors, are met for that year.

Mr. Wilson is entitled to participate in health insurance, term life insurance, long term disability insurance and other employee benefit arrangements generally available to our employees, as well as to vacation time and reimbursement of his reasonable business expenses.

If we terminate Mr. Wilson’s employment without cause, he will be entitled, provided he agrees to a mutually acceptable release, to:

•	payment of all accrued and unpaid base salary through the date of such termination;
•	payment for all unused vacation and personal days accrued through the date of such termination;
•	monthly severance payments equal to one-twelfth of his base salary as of the date of such termination for a period of twenty-four months; and
•	payment of any otherwise unpaid annual bonus payable with respect to the fiscal year ending prior to the date of such termination.

For purposes of Mr. Wilson’s employment agreement with us, termination “for cause” will be deemed to have occurred upon the happening of the following:

•	theft, embezzlement, fraud, or similar acts of misconduct or misappropriation by Mr. Wilson;
•	a material breach of any agreement with or duty owed to us;
•	a refusal to perform the lawful and reasonable directives of our board of directors; or
•	any other conduct that would constitute just cause at common law.

If Mr. Wilson’s employment is otherwise terminated, including for cause or as a result of his death or disability, then we will only be obligated to pay him accrued and unpaid base salary through the date of such termination.

Mr. Wilson is obligated, for 24 months following his termination, not to:

•	participate in a company that competes against us in the United States or Canada;
•	become interested in a company that competes against us;
•

influence or attempt to influence any of our employees, consultants, suppliers, licensors, licensees, contractors, agents, strategic partners, distributors, customers or other persons to terminate or modify such person’s agreement or arrangement with us or any of our affiliates; or

•

solicit for employment or employ or retain (or arrange to have any other person or entity employ or retain) any person who has been employed or retained by us or any of our affiliates within the prior 12 months.

Mr. Wilson is also obligated to maintain the confidentiality of our proprietary information. In addition, Mr. Wilson agrees that all rights to our proprietary information and intellectual property are and will remain our sole and exclusive property.

John E. Currie

On December 20, 2006, we entered into an Offer Letter with John E. Currie, our Chief Financial Officer. Mr. Currie’s employment with us began on January 3, 2007.

Under his offer letter, Mr. Currie receives a minimum annual base salary of CDN$325,000, which is subject to annual review and adjustment. Mr. Currie is also eligible to receive an annual performance bonus of at least 60% of his base salary for the applicable fiscal year, if specified corporate and individual performance goals, as determined by our board of directors or Compensation Committee, are met for that year. We also granted Mr. Currie options to purchase 357,335 shares of our common stock at a weighted average exercise price of $0.58 per share to vest 25% per year for four years on each anniversary of the effective grant date of the option.

Mr. Currie is entitled to participate in health insurance, term life insurance, long term disability insurance and other employee benefit arrangements generally available to our employees.

Michael J. Tattersfield

On October 4, 2006, we entered into an Offer Letter with Michael J. Tattersfield, our Chief Operating Officer. Mr. Tattersfield’s employment with us began on November 1, 2006.

Under his offer letter, Mr. Tattersfield receives a minimum annual base salary of $350,000, which is subject to annual review and adjustment. Mr. Tattersfield is also eligible to receive an annual performance bonus of at least sixty percent (60%) of his base salary for the applicable fiscal year, if specified corporate and individual performance goals, as determined by our board of directors or Compensation Committee, are met for that year. We also granted Mr. Tattersfield options to purchase 416,891 shares of our common stock at a weighted average exercise price of $0.58 per share to vest 25% per year for four years on each anniversary of the grant date of the option.

Mr. Tattersfield was also guaranteed reimbursement for reasonable relocation expense incurred by him, provided that such relocation expenses did not exceed $75,000 and $4,500 of tax guidance, advice and tax preparation from KPMG LLP during his first year of service as our Chief Operating Officer.

Mr. Tattersfield is entitled to participate in health insurance, term life insurance, long term disability insurance and other employee benefit arrangements generally available to our employees.

In addition, Mr. Tattersfield shall receive 12 months of salary and medical benefits if his employment should ever be terminated without cause, provided, however, that Mr. Tattersfield executes an appropriate non-disparagement and non-compete agreements with us.

Potential Payments upon Termination of Employment and Change in Control

The following tables set forth the payments and benefits that would be due to each of Messrs. Meers, Wilson and Tattersfield, upon the termination of his employment “without cause” (as that term is defined above with respect to the discussion of each named executive officer’s employment agreement) or, with respect solely to Mr. Meers, upon a Change in Control or Investor Sale. The amounts provided in the tables below assume that each termination (or solely with respect to Mr. Meers, a Change in Control or Investor Sale) was effective as of January 31, 2007 (the last day of our fiscal year). These are merely illustrative of the impact of hypothetical events, based on the terms of arrangements then in effect. The amounts to be payable upon an actual termination of employment or change in control can only be determined at the time of such event, based on the facts and circumstances then prevailing.

Assuming one of the following events occurred on January 31, 2007, Mr. Meers’ payments and benefits have an estimated value of:

	Salary Continuation (CDN$)	Intrinsic Value of Time-Vested Options Subject to Acceleration ($) (1)	Intrinsic Value of Performance-Vested Options that vest as a result of an Investor Sale ($) (1)
Termination Without Cause	1,350,000(2)	—	—
Change in Control	—	21,848,771(3)(4)	—
Investor Sale	—	—	19,412,058(4)(5)

__________

(1)

An Investor Sale may also constitute a Change in Control for purposes of accelerated vesting of Mr. Meers’ time-vested options, however, for the purposes of this disclosure, we have assumed each to be discrete transactions.

(2)	This amount represents Mr. Meers’ monthly base salary for a period of 27 months (i.e., September 1, 2007 — December 5, 2009). Such amount will be payable over a 27 month period.
(3)

This amount represents the intrinsic value as of January 31, 2007 of the time-vested portion of Mr. Meers’ stock options that would become vested on an accelerated basis upon a Change in Control. For purposes of this calculation, we have determined the intrinsic value based on the difference between the option exercise price and an assumed Change in Control price equal to $18.00 per share, which was the initial public offering price of our common stock on July 26, 2007.  Prior to July 26, 2007, there was no public market for our common stock.

(4)

Because the amounts actually realized with respect to any option grant will depend on the price of our common stock on the date the award is exercised, the amount may or may not ultimately reflect the actual value that could be realized by Mr. Meers with respect to this award.

(5)

This amount represents the intrinsic value as of January 31, 2007 of the performance vested portion of Mr. Meers’ stock option that would become vested upon an Investor Sale on that date.  For purposes of this calculation, we have assumed that the price paid in connection with that Investor Sale will be equal to $18.00 per share, which was the initial public offering price of our common stock on July 26, 2007.  Prior to July 26, 2007, there was no public market for our common stock.  This price will, in turn, determine the return realized by our principal investors; their return will, in turn, determine the portion of the option that then becomes vested. Based on this price, the performance vested portion of the option would become vested with respect to 1,114,892 shares.

Assuming that Mr. Wilson is terminated “without cause” on January 31, 2007, his payments would have an estimated value of:

Salary Continuation (CDN$)
Termination Without Cause	500,000(1)

__________

(1)	This amount represents Mr. Wilson’s monthly base salary for a period of 24 months. Such amount will be payable over a 24 month period.

Assuming that Mr. Tattersfield is terminated “without cause” on January 31, 2007, his payments and benefits would have an estimated value of:

	Salary Continuation (CDN$)	Continuation of Medical Benefits (CDN$)
Termination Without Cause	392,112(1)	17,382(2)

__________

(1)	This amount represents Mr. Tattersfield’s monthly base salary for a period of 12 months. Such amount will be payable in either a lump sum or monthly at our discretion.
(2)	This amount represents the estimated cost to us to provide Mr. Tattersfield with medical benefits for a period of 12 months.

Employee Benefit Plans

We believe our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain and motivate qualified employees, and encourages them to devote their best efforts to our business and financial success. The material terms of our equity incentive plans are described below.

2007 Equity Incentive Plan

General

On July 26, 2007 we implemented the 2007 Equity Incentive Plan, which was approved by our board of directors and stockholders on July 7, 2007. The following discussion is qualified in its entirety by the text of our 2007 Equity Incentive Plan.

Awards

Awards granted under the 2007 Equity Incentive Plan may consist of incentive stock options, non-qualified stock options, stock appreciation rights (SAR), restricted stock grants, and restricted stock units (RSU). Each award is subject to the terms and conditions set forth in the 2007 Equity Incentive Plan and to those other terms and conditions specified by the Compensation Committee and memorialized in a written award agreement.

Shares Subject to the 2007 Equity Incentive Plan

Subject to adjustment in certain circumstances as discussed below, the 2007 Equity Incentive Plan authorizes up to 10,000,000 shares of our common stock for issuance pursuant to the terms of the 2007 Equity Incentive Plan. No participant will be granted stock options or SARs in any single calendar year with respect to more than 400,000 shares of our common stock. If and to the extent awards granted under the 2007 Equity Incentive Plan terminate, expire, cancel, or are forfeited without being exercised and/or delivered, the shares subject to such awards again will be available for grant under the 2007 Equity Incentive Plan. Additionally, to the extent any shares subject to an award are tendered and/or withheld in settlement of any exercise price and/or any tax withholding obligation associated with that award, those shares will again be available for grant under the 2007 Equity Incentive Plan.

In the event of any recapitalization, reorganization, merger, stock split or combination, stock dividend or other similar event or transaction, substitutions or adjustments will be made by our Compensation Committee to: (i) to the aggregate number, class and/or issuer of the securities reserved for issuance under the 2007 Equity Incentive Plan; (ii) to the number, class and/or issuer of securities subject to outstanding awards; and (iii) to the exercise price of outstanding options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction.

Administration

The 2007 Equity Incentive Plan will be administered and interpreted by our board of directors or by our Compensation Committee. Our board of directors will have full authority to grant awards under the 2007 Equity Incentive Plan and determine the terms of such awards, including the persons to whom awards are to be granted, the type and number of awards to be granted and the number of shares of our common stock to be covered by each award. Our board of directors will also have full authority to specify the time(s) that which awards will be exercisable or settled.

Eligibility

Employees, directors and consultants are eligible to participate in the 2007 Equity Incentive Plan, provided, however, that only employees of ours or our subsidiaries are eligible to receive incentive stock options.

Stock Options

General.  Our Compensation Committee may grant options qualifying as incentive stock options (ISO) within the meaning of Section 422 of the Internal Revenue Code and/or non-qualified stock options (NQSO) in accordance with the terms and conditions set forth in the 2007 Equity Incentive Plan.

Term, Purchase Price, Vesting and Method of Exercise of Options.  The exercise price of any stock option granted under the 2007 Equity Incentive Plan will be the fair market value of such stock on the date the option is granted.

Our Compensation Committee may determine the option term for each option; provided, however, that the exercise period of any option may not exceed ten (10) years from the date of grant. Vesting for each option will also be determined by our Compensation Committee.

Generally, payment of the option price may be made (i) in cash, (ii) unless otherwise determined by our Compensation Committee, in shares subject to the option via net-share settlement whereby the cost to exercise the option is satisfied by share withholding, or (iii) by such other method as our Compensation Committee may approve. The participant must pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of our common stock will not be issued or transferred upon exercise of the option until the option price and the withholding obligation are fully paid.

SARs

Our Compensation Committee is authorized to grant SARs pursuant to the terms of the 2007 Equity Incentive Plan. Upon exercise of a SAR, the participant is entitled to receive an amount equal to the difference between the fair market value of the shares of our common stock underlying the SAR on the date of grant and the fair market value of the shares of our common stock underlying the SAR on the date of exercise. Such amount may be paid in cash or shares of our common stock as determined by our Compensation Committee.

Effects of Termination of Service with Us

Generally, unless provided otherwise in the award agreement, the right to exercise any option or SAR terminates ninety (90) days following termination of the participant’s relationship with us for reasons other than death, disability or termination for “cause” as defined in the 2007 Equity Incentive Plan. If the participant’s relationship with us terminates due to death or disability, unless provided otherwise in the award agreement, the right to exercise an option or SAR will terminate on the earlier of one year following such termination or the award’s original expiration date. If the participant’s relationship with us is terminated for “cause”, any option or SAR not already exercised will automatically be forfeited as of the date of such termination.

Restricted Stock Awards

Our Compensation Committee is authorized to grant awards of restricted stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment in certain circumstances. The restricted period generally is established by our Compensation Committee. While the shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares. Unless otherwise determined by our Compensation Committee, an award of restricted stock entitles the participant to all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends thereon.

RSUs

Our Compensation Committee is authorized to issue RSUs pursuant to the terms of the 2007 Equity Incentive Plan. A RSU is a contractual promise to issue shares and/or cash in an amount equal to the fair market value (determined at the time of distribution) of the shares of our common stock subject to the award, at a specified future date, subject to the fulfillment of vesting conditions specified by our Compensation Committee. Prior to settlement, a RSU carries no voting or dividend rights or other rights associated with stock ownership. A RSU award may be settled in our common stock, cash, or in any combination of our common stock and/or cash; however, a determination to settle a RSU in whole or in part in cash shall be made by our Compensation Committee, in its sole discretion.

Amendment and Termination of the 2007 Equity Incentive Plan

Our board of directors may amend, alter or discontinue the 2007 Equity Incentive Plan at any time. However, any amendment that increases the aggregate number of shares of our common stock that may be issued or transferred under the 2007 Equity Incentive Plan, or changes the class of individuals eligible to participate in the 2007 Equity Incentive Plan, will be subject to approval by our stockholders. An ISO may not be granted after the date, which is ten years from the effective date of the 2007 Equity Incentive Plan (or, if stockholders approve an amendment that increases the number of shares reserved for issuance under the 2007 Equity Incentive Plan, ten years from the date of the amendment). Thereafter, the 2007 Equity Incentive Plan will remain in effect for the purposes of awards other than ISOs, unless and until otherwise determined by our board of directors.

Change of Control

In the event of a change of control of us, our Compensation Committee has discretion to, among other things, accelerate the vesting of outstanding awards, cashout outstanding awards or exchange outstanding awards for similar awards of a successor company. A change of control will be deemed to have taken place upon:

•	the acquisition by any person of direct or indirect ownership of securities representing more than 50% of the voting power of our then outstanding stock;
•

our consolidation, share exchange, reorganization or merger resulting in our stockholders immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event;

•	the sale of substantially all of our assets;
•	our liquidation or dissolution; or
•	the occurrence of any similar transaction deemed by our board of directors to be a change of control.

New Plan Benefits

Because future awards under the 2007 Equity Incentive Plan will be granted at the discretion of our Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. However, information regarding our recent practices with respect to annual, long-term and stock-based compensation under other plans is presented above in the “— Summary Compensation Table” and “— Grants of Plan Based Awards Table.”

Section 162(m)

Under the 2007 Equity Incentive Plan, options or SARs granted with an exercise price at least equal to 100% of the fair market value of the underlying shares at the date of grant may satisfy the requirements for treatment as “qualified performance-based compensation.” A number of other requirements must be met, however, in order for those awards to so qualify. Accordingly, there can be no assurance that such awards under the 2007 Equity Incentive Plan will be fully deductible under all circumstances. In addition, other awards under the 2007 Equity Incentive Plan generally will not so qualify, so that compensation paid to certain executives in connection with those awards may, to the extent it and other non-exempt compensation exceed $1 million in any given year, be subject to the deduction limitation of Section 162(m) of the Code.

Our Predecessor Equity Incentive Plans

We previously issued options to purchase shares of common stock in each of our subsidiaries, lululemon canada inc. and lululemon usa inc. Pursuant to our corporate reorganization on July 26, 2007, all of the outstanding options exercisable for shares of common stock of our subsidiaries, lululemon canada inc. and lululemon usa inc., were exchanged for options to purchase an aggregate of 4,479,176 shares of our common stock at a per share weighted average exercise price of $0.58. The substituted options were granted under the 2007 Equity Incentive Plan. We will not issue any more awards under either of the equity incentive plans of our subsidiaries, lululemon canada inc. and lululemon usa inc.

Stockholder Sponsored Plans — LIPO Investments (USA), Inc.

Certain of our employees are participants in a stock option plan sponsored by LIPO USA, the LIPO USA Option Plan. LIPO USA, a company controlled by Mr. Wilson, established the LIPO USA Option Plan in December 2005. Awards under the LIPO USA Option Plan consist of stock options and restricted stock. Each award is subject to the terms and conditions set forth in the LIPO USA Option Plan and to those other terms and conditions specified by the LIPO USA board of directors and memorialized in a written award agreement or option certificate.

As of August 1, 2007, 33,279,127 options to acquire common shares of LIPO USA will be outstanding under the LIPO USA Option Plan, of which 4,110,511 will be vested and the remainder will vest over the next three years with the final vesting date on December 5, 2010, and 5,285,154 restricted common shares of LIPO USA will be outstanding under the LIPO USA Option Plan, of which 2,940,237 will be vested and the remainder will vest over the next three years with the final vesting date on December 5, 2010.

A holder may exercise such holder’s options any time after they are vested. Upon exercise of the options, LIPO USA may deliver to such holder shares of our common stock which are held by LIPO USA in lieu of common shares of LIPO USA. A holder of restricted common shares may tender such shares to LIPO USA in exchange for shares of our common stock. Up to 1,732,260 shares of our common stock which are held by LIPO USA may be delivered to holders of options and holders of restricted common shares to purchase common shares of LIPO USA.

All of our shares of common stock which may be issued to participants of the LIPO USA Option Plan are owned by LIPO USA. As a result, the delivery and transfer of our shares of common stock upon a participant’s exercise of such participant’s vested LIPO USA options or exchange of such participant’s vested common shares of LIPO USA will have no accounting impact on us.

If an employee forfeits any of his LIPO USA shares or options, such as upon termination of employment prior to vesting, beneficial ownership of the corresponding shares of our common stock which could have been issued to such employee upon exercise of options or exchange of vested common shares will effectively be transferred to Mr. Wilson as the sponsor of the plan. An employee’s forfeiture of his interest in the LIPO USA shares or options and corresponding shares of our common stock will have no accounting impact on us.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, the Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Mr. Mussafer, Chairman

Mr. Collins

Mr. Stemberg

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the above report shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to beneficial ownership of our common stock as of August 28, 2007 by:

•	each person, or group of affiliated persons, known by us to own beneficially more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Shares of our common stock and special voting stock subject to options currently exercisable or exercisable within 60 days of August 28, 2007, are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options or warrants, but are not deemed outstanding for calculating the percentage of any other person. Percentage of beneficial ownership is based upon 67,516,728 shares of our common stock and special voting stock outstanding as of August 28, 2007 (including 20,935,041 shares of our common stock issuable upon the exchange of an equal number of exchangeable shares of Lulu Canadian Holding, Inc. outstanding as of August 28, 2007). To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o lululemon athletica inc., 2285 Clark Drive, Vancouver, British Columbia, Canada, V5N 3G9.

	Shares Beneficially Owned
Beneficial Owner	Number	Percentage
Dennis J. Wilson(1)	25,608,786	37.9%
Advent International Corporation(2)	15,429,001	22.9%
Highland Capital Partners(3)	3,884,227	5.8%
Steven J. Collins(4)	15,430,667	22.9%
RoAnn Costin	24,166	*
R. Brad Martin	46,666	*
Robert Meers(5)	418,083	*
David M. Mussafer(6)	15,430,667	22.9%
Rhoda M. Pitcher(7)	130,022	*
Thomas G. Stemberg	1,666	*
Brian Bacon(8)	103,830	*
John E. Currie	10,000	*
James Jones	—	*
Michael J. Tattersfield	10,000	*
All directors and executive officers as a group (10 persons)(1)(4)(5)(6)(7)	43,708,059	64.3%

__________

*	Less than 1%.
(1)

Includes 18,972,728 shares of our common stock issuable upon the exchange of an equal number of exchangeable shares of Lulu Canadian Holding, Inc. held by Mr. Wilson, 6,092,171 shares of our common stock held by LIPO Investments (USA), Inc., with respect to which Mr. Wilson exercises voting control, 541,394 shares of our common stock issuable upon the exchange of an equal number of exchangeable shares of Lulu Canadian Holding, Inc. held by Mr. Wilson as trustee and 2,493 shares of our common stock issuable upon the exchange of an equal number of exchangeable shares of Lulu Canadian Holding, Inc. held by Five Boys Investments ULC, an entity which Mr. Wilson controls.  Mr. Wilson beneficially owns 25,608,786 shares, (or 37.9%) of our common stock, or 35.6% of our common stock on a fully diluted basis.

(2)

Information is based on a Schedule 13D as filed with the Securities and Exchange Commission on August 6, 2007.  Includes 2,054,779 shares owned by Advent International GPE V Limited Partnership, 5,103,317 shares owned by Advent International GPE V-A Limited Partnership, 4,312,049 shares owned by Advent International GPE V-B Limited Partnership, 3,294,192 shares owned by Advent International GPE V-G Limited Partnership, 494,361 shares owned by Advent International GPE V-I Limited Partnership, 26,616 shares owned by Advent Partners III Limited Partnership, 71,573 shares owned by Advent Partners GPE V Limited Partnership, 26,616 shares owned by Advent Partners GPE V-A Limited Partnership and 45,498 shares owned by Advent Partners GPE V-B Limited Partnership (collectively, the “Advent Funds”). The Advent Funds collectively purchased their interest in shares of our capital stock on December 5, 2005.  The Advent Funds beneficially own 15,429,001 shares (or 22.9%) of our common stock, or 21.4% of our common stock on a fully diluted basis. Advent International Corporation is the managing member of Advent International LLC which is the general partner of GPE GP Limited Partnership which is the general partner of each of Advent International GPE V Limited Partnership, Advent International GPE V-A Limited Partnership, Advent International GPE V-B Limited Partnership, Advent International GPE V-G Limited Partnership and Advent International GPE V-I Limited Partnership. Advent International Corporation is the managing member of Advent International LLC which is the general partner of each of Advent Partners III Limited Partnership, Advent Partners GPE V Limited Partnership, Advent Partners GPE V-A Limited Partnership and Advent Partners GPE V-B Limited Partnership. Advent International Corporation exercises voting and investment power over the shares held by each of these entities and may be deemed to have beneficial ownership of these shares. With respect to the shares of our common stock held by the Advent Funds, a group of persons currently composed of Steven J. Collins, David M. Mussafer and Steven M. Tadler exercises voting and investment power over the shares beneficially owned by Advent International Corporation. Each of Mr. Collins, Mr. Mussafer and Mr. Tadler disclaims beneficial ownership of the shares held by the Advent Funds, except to the extent of their respective pecuniary interest therein. The address of Advent International Corporation and each of the Advent Funds listed above is c/o Advent International Corporation, 75 State Street, Boston, MA 02109.

(3)

Includes 2,430,990 shares owned by Highland Capital Partners VI Limited Partnership (“Highland Capital VI”), 1,332,748 shares owned by Highland Capital Partners VI-B Limited Partnership (“Highland Capital VI-B”), and 120,489 shares owned by Highland Entrepreneurs’ Fund VI Limited Partnership (“Highland Entrepreneurs’ Fund” and together with Highland Capital VI and Highland Capital VI-B, the “Highland Investing Entities”). The Highland Investing Entities collectively purchased their shares of our capital stock on December 5, 2005. The Highland Investing Entities beneficially own 3,884,227 shares (or 5.8%) of our common stock, or 5.4% of our common stock on a fully diluted basis. Highland Management Partners VI Limited Partnership (“HMP”) is the general partner of Highland Capital VI and Highland Capital VI-B. HEF VI Limited Partnership (“HEF”) is the general partner of Highland Entrepreneurs’ Fund. Highland Management Partners VI, Inc. (“Highland Management”) is the general partner of both HMP and HEF. Robert J. Davis, Robert F. Higgis, Paul A. Maeder, Daniel J. Nova, Jon G. Auerbach, Sean M. Dalton, Corey M. Mulloy, and Fergal J. Mullen are the managing directors of Highland Management (together, the “Managing Directors”). Highland Management, as the general partner of the general partners of the Highland Investing Entities, may be deemed to have beneficial ownership of the shares held by the Highland Investing Entities. The Managing Directors have shared voting and investment control over all the shares held by the Highland Investing Entities and therefore may be deemed to share beneficial ownership of the shares held by the Highland Investing Entities by virtue of their status as controlling persons of Highland Management. Each of the Managing Directors disclaims beneficial ownership of the shares held by the Highland Investing Entities, except to the extent of such Managing Director’s pecuniary interest therein. The address for the entities affiliated with Highland Capital Partners is 92 Hayden Avenue, Lexington, MA 02421.

(4)

Mr. Collins, as a member of a group of persons that exercises voting and investment power over the shares beneficially owned by Advent International Corporation, may be deemed to beneficially own the shares held by the Advent Funds.  Advent International Corporation beneficially owns 15,429,001 shares (or 22.9%) of our common stock, or 21.4% of the shares of common stock on a fully diluted basis, which Mr. Collins will be deemed to beneficially own. Mr. Collins disclaims beneficial ownership of all shares held by Advent International Corporation except to the extent of his pecuniary interest therein.

(5)	Includes 418,083 shares of our common stock issuable upon exercise of options held by Mr. Meers that may be exercised within 60 days of August 28, 2007.
(6)

Mr. Mussafer, as a member of a group of persons that exercises voting and investment power over the shares beneficially owned by Advent International Corporation, may be deemed to beneficially own the shares held by the Advent Funds.  Advent International Corporation beneficially owns 15,429,001 shares (or 22.9%) of our common stock, or 21.4% of the shares of common stock on a fully diluted basis, which Mr. Mussafer will be deemed to beneficially own. Mr. Mussafer disclaims beneficial ownership of all shares held by Advent International Corporation, except to the extent of his pecuniary interest therein.

(7)

Includes 13,995 shares of our common stock issuable upon exercise of options held by Ms. Pitcher that may be exercised within 60 days of August 28, 2007.  Ms. Pitcher owns 116,027 shares (or 0.2%) of our common stock, or 0.2% of our common stock on a fully diluted basis.

(8)

Includes 103,830 shares of our common stock issuable upon the exchange of an equal number of exchangeable shares of Lulu Canadian Holding, Inc. held by Mr. Bacon, 17,761 shares of our common stock issuable upon the exchange of vested options to purchase common shares of LIPO Investments (USA), Inc. and 8,654 shares of our common stock issuable upon the exchange of nonforfeitable shares to purchase common shares of LIPO Investments (USA), Inc.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth, as of August 28, 2007, information concerning equity compensation plans under which our securities are authorized for issuance. The table does not reflect grants, awards, exercises, terminations or expirations since that date.

	(A)	(B)	(C)
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (A)
Plans Approved by Stockholders	4,726,002	1.49	5,264,002
Plans Not Approved by Stockholders	-	-	-
Total	4,726,002	1.49	5,264,002

APPRAISAL RIGHTS

Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the adoption of the ESPP.

OTHER MATTERS

Only the proposal set forth in the Notice is currently intended to be presented for vote at the Special Meeting. The board of directors knows of no other matters that are to be brought before the Special Meeting, and in accordance with our bylaws, no other substantive proposals may be introduced at the Special Meeting. If any other business properly comes before the Special Meeting, including the consideration of a motion to adjourn such meeting (including for purposes of soliciting additional votes), it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend or, if no recommendation is given, in their own discretion.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Stockholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 for inclusion in our proxy statement and form of proxy for our 2008 Annual Meeting of Stockholders must be received by us within a reasonable time prior to when we begin to print and send out proxy materials and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

In accordance with our current bylaws, for a proposal of a stockholder to be raised from the floor and presented at our 2008 Annual Meeting of Stockholders, other than a stockholder proposal intended to be included in our proxy statement and submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices, together with all supporting documentation required by our bylaws, not earlier than March 17, 2008 and not later than April 17, 2008 or the 15th day following the day on which the public announcement of the date of the Annual Meeting is first made by us. Stockholder proposals should be addressed to our Corporate Secretary, lululemon athletica inc., 2285 Clark Drive Vancouver, British Columbia, Canada V5N 3G9.

REQUEST FOR VOTE

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. YOU ARE URGED TO PROMPTLY EXECUTE AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE OR VOTE BY TELEPHONE OR INTERNET AS DESCRIBED HEREIN. Stockholders who are present at the Special Meeting may revoke their proxies and vote in person (as more fully described above) or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Jonathan McCullough Corporate Secretary

lululemon athletica inc.

2285 Clark Drive

Vancouver, British Columbia, Canada V5N 3G9

If you plan to attend the Special Meeting, please bring the admission ticket with you.

Appendix A

lululemon athletica inc.

Employee Share Purchase Plan

lululemon athletica inc.

EMPLOYEE SHARE PURCHASE PLAN

lululemon athletica inc.

EMPLOYEE SHARE PURCHASE PLAN

Article 1 - Definitions

1.1	Definitions

In this Plan, unless the context otherwise requires:

Administration Agreement

means the administration, trust, administrative services, plan services or other agreement entered into by lululemon with the Administrator pursuant to section 9.1 or 9.2 then in effect, as the same may be amended pursuant to section 9.3.

Administrator

means the party appointed as Administrator and service provider in connection with the administration of this Plan pursuant to section 9.1 or 9.2 then acting as such.

Applicable Tax Legislation

means the Income Tax Act (Canada) and the regulations made thereunder and applicable provincial income tax legislation and regulations made thereunder or, as applicable, the Internal Revenue Code of 1986, as amended.

Board of Directors

means the board of directors of lululemon.

Canadian Employee

means an Employee who is resident in Canada within the meaning of that expression as used in the Income Tax Act (Canada) and is employed by a Canadian Employer.

Canadian Employer

means an Employer that is organized under the laws of Canada or a province thereof which carries on business in Canada and deals at non-arm’s length with lululemon.

Committee

means the Compensation Committee of the Board of Directors and shall include (i) any successor to such committee, and (ii) any committee of the Board of Directors which may, subsequent to the implementation of this Plan, be established by the Board of Directors and to which the Board of Directors has delegated responsibility for administration of this Plan (any successor or other committee being herein referred to as a “Successor Committee”), provided that if the Compensation Committee of the Board of Directors shall cease to exist without any Successor Committee coming into existence “Committee” shall mean the Board of Directors.

Common Shares

means common shares, par value U.S. $0.01 per share, in the capital of lululemon.

Declaration of Trust

in respect of any Member, means the separate application and declaration of trust (including any addenda in respect of “locked-in funds”) entered into by the Trustee and such Member pursuant to the Sponsor Agreement in the form approved by the Trustee, as amended by the Trustee from time to time, which creates, governs and sets out the terms of the registered retirement savings plan under the Applicable Tax Legislation under which such Member is the annuitant within the meaning of Applicable Tax Legislation.

Earnings

means, with respect to any Member, the total base earnings of such Member from such Member’s Employer, but excluding overtime pay, commissions, bonus payments, on-call pay, gratuities and other special compensation.

Employee

means a person who is an employee of an Employer.

Employer

means:

(a)	lululemon; or
(b)	a Participating Subsidiary.

Full-Time Employee

means:

(a)	an Employee who:
(i)	is in a full-time year round position and works 24 or more hours per week;
(ii)	is in a position of store manager or assistant store manager and works year round with no break in service and works 24 or more hours per week; or
(iii)	is in a position of “Educator” and works year round with no break in service and works 24 or more hours per week; or
(b)	an Employee or class of Employees whose participation in the Plan is approved in writing by the Chief Executive Officer of lululemon.

lululemon

means lululemon athletica inc., a Delaware corporation.

Market Value

on any date, means the average of the closing prices per share of at least a board lot of Common Shares on The Toronto Stock Exchange for the five trading days immediately preceding such date on which at least a board lot of Common Shares traded.

Member

means a Full-Time Employee who is enrolled in this Plan pursuant to the provisions hereof.

Non-Registered ESPP

means a Non-Registered ESPP Account established and maintained by the Administrator with respect to a Member under this Plan that is not a Registered ESPP.

Non-Registered ESPP Account

means, with respect to any Member, an account of such Member established and maintained by the Administrator pursuant to section 10.1.

Participating Subsidiary

means any Subsidiary of lululemon that has been designated by the Board of Directors, the Committee or the Chief Executive Officer of lululemon as participating in this Plan unless such designation has been revoked by the Board of Directors, the Committee or the Chief Executive Officer as the case may be.

Plan

means this Employee Share Purchase Plan (“ESPP”) which will consist of the Non-Registered ESPPs and the Registered ESPPs.

Registered ESPP

means a Registered ESPP Account established and maintained by the Trustee with respect to a Member under this Plan pursuant to a Declaration of Trust that is a “registered retirement savings plan” under the Applicable Tax Legislation.

Registered ESPP Account

means with respect to any Member, an account of such Member established and maintained by the Trustee pursuant to section 10.2.

Sponsor Agreement

means the RSP Sponsor Agreement entered into by lululemon with the Trustee pursuant to section 9.4 or 9.5 then in effect, as the same may be amended pursuant to section 9.6.

Subsidiary

means a “subsidiary” as that term is defined in the Securities Act (British Columbia).

Trustee

means (i) in respect of Non-Registered ESPPs, the Administrator, and (ii) in respect of Registered ESPPs, the party appointed as Trustee under this Plan pursuant to section 9.4 or 9.5 then acting as such.

Year

means a year ending December 31.

Article 2- Eligibility

2.1	Eligibility

Except to the extent that an Employee’s ability to re-enrol in this Plan is restricted as provided in section 7.5, all Full-Time Employees are eligible to enrol and participate in this Plan and may enrol and participate in this Plan at any time after:

(a)

in the case of a Full-Time Employee who is part of the “Senior Management Team”, as designated by the Chief Executive Officer of lululemon, commencing employment with such Full-Time Employee’s Employer;

(b)	in the case of all other Full-Time Employees, the commencement of the first calendar month following the end of the Employee’s three-month initial probation period.
2.2	Re-enrolment

If the employment of a Member is terminated as described in section 7.9 and the Employee thereafter becomes a Full-Time Employee, for the purposes of this Plan, except to the extent that an Employee’s ability to re-enrol or recommence participation in this Plan is restricted as provided in section 7.5, the Employee will be considered to be a new Employee.

2.3	No Right to Employment

Participation in this Plan is entirely voluntary and any decision by a Full-Time Employee not to participate will not affect such Employee’s employment with such Employee’s Employer. Nothing contained in this Plan gives any Full-Time Employee who participates in this Plan the right to be employed or to continue to be employed by an Employer.

Article 3 - Enrolment

3.1	Enrolment by Canadian Employees

A Full-Time Employee who is a Canadian Employee who wishes to participate in a Non-Registered ESPP or a Registered ESPP must:

(a)

submit to lululemon or the Administrator an enrolment form authorizing the Employee’s Employer to deduct from the Earnings of such Employee such contributions to this Plan as such Employee may designate in such enrolment form (subject to changes which the Employee may thereafter make pursuant to section 4.1);

(b)	open an account with the Administrator;
(c)	if the Employee wishes to enrol and participate in a Registered ESPP, complete and submit to the Administrator a group application form;

(d)

if the Employee wishes to enrol and participate in both a Non-Registered ESPP and a Registered ESPP, designate a percentage of the Member’s contributions to this Plan that the Employee wishes to contribute to (i) the Non-Registered ESPP and (ii) the Registered ESPP;

(e)	submit to the Administrator or lululemon a beneficiary designation form; and
(f)	express the agreement of such Employee to be bound by the terms and conditions of this Plan;

in each case in the form and manner from time to time required by lululemon, the Administrator or the Trustee.

3.2	Employee Solely Responsible re Contribution Limits to Registered ESPP

For greater certainty, the Employers and Administrator and Trustee assume no responsibility in relation to whether any Employee is or continues to be eligible under applicable laws to participate in a Registered ESPP or contribution limits applicable to any Employee to any Registered ESPP, which matters shall be the sole responsibility of the Employee.

3.3	Enrolment by Non-Canadian Employees

A Full-Time Employee who is not a Canadian Employee who wishes to participate in the Plan may participate through a Non-Registered ESPP and such Employee must:

(a)

submit to lululemon or the Administrator an enrolment form authorizing the Employee’s Employer to deduct from the Earnings of such Employee such contributions to this Plan as such Employee may designate in such enrolment form (subject to changes which the Employee may thereafter make pursuant to section 4.1);

(b)

open an account with the Administrator (and, in connection therewith, if required by the Administrator or lululemon, submit to the Administrator or lululemon a Substitute Form W-9 or other form that the Administrator or lululemon may require); and

(c)	express the agreement of such Employee to be bound by the terms and conditions of this Plan;

in each case in the form and manner from time to time required by lululemon and the Administrator.

Article - Contributions

4.1	Member Contributions and Allocation

A Member may, no less frequently than monthly, contribute an amount to this Plan equal to what ever portion of his or her Earnings equates, after deduction of applicable taxes, to either 3%, 6%

or 9% of such Member’s Earnings for such period, as designated by such Member from time to time in the form and manner contemplated pursuant to sections 3.1 or 3.3 or in a written notice given pursuant to this section. The contributions to this Plan made by a Member who is a Canadian Employee who is participating in both a Non-Registered ESPP and a Registered ESPP shall be allocated between a Non-Registered ESPP and a Registered ESPP as designated by such Member from time to time in the form and manner contemplated pursuant to sections 3.1(d) or 4.2(b) or in a written notice given pursuant to this section. A Member may change any designation or allocation referred to in this section to be applicable to future regularly scheduled payroll payments by giving notice of such change to the Administrator and the Trustee (and, if the Administrator or lululemon so advises the Member, to lululemon and the Member’s Employer), in the form and manner and subject to such restrictions or conditions (which may include conditions regarding when changes will become effective subsequent to notice being given or limitations on the number of times a Member may make changes in a specified time period) from time to time required by lululemon and the Administrator. Subject to the mandatory change of allocation contemplated pursuant to section 4.2, any such designation will remain in effect until changed by the Member.

4.2	Change of Status of Canadian Employee

If a Member participating in a Registered ESPP ceases to be a Canadian Employee:

(a)

the Member must, not less than 10 days prior to the date on which the status of the Member changes, give notice of such change to the Administrator and the Member’s Employer specifying the date on which the Member will cease to be a Canadian Employee, in the form and manner required by lululemon and the Administrator or Trustee; and

(b)

effective upon the date that the Member so ceases to be a Canadian Employee, all contributions made after such time to this Plan by the Member shall be allocated to the Member’s Non-Registered ESPP unless and until the Member again becomes a Canadian Employee, in which event the Member may give a notice pursuant to this section designating an allocation of such Member’s contributions between such Member’s Non-Registered ESPP and Registered ESPP in the form and manner required by lululemon and the Administrator or Trustee.

4.3	Deduction of Contributions – Registered ESPP

Contributions to this Plan made by a Member who is a Canadian Employee participating in a Registered ESPP which are, pursuant to section 4.1, allocated to the Member’s Registered ESPP will be deducted and withheld by the Member’s Employer by payroll deductions from such Member’s Earnings which will be made no more frequently than the regularly scheduled payroll payments as may be designated by the Member’s Employer from time to time and all such amounts so deducted or withheld will promptly (and, in any event, within ten days after the deduction or withholding thereof) be deposited by the Employer with the Trustee (or with the Administrator, as agent for the Trustee).

4.4	Deduction of Contributions – Non-Registered ESPP

Contributions made by a Member to this Plan which are not, pursuant to section 4.1, allocated to a Member’s Registered ESPP will be deducted and withheld by the Member’s Employer by payroll deductions from such Member’s Earnings which will be made no more frequently than the regularly scheduled payroll payments as may be designated by the Member’s Employer from time to time and will be allocated to the Member’s Non-Registered ESPP and all such amounts so deducted or withheld will promptly (and in any event, within ten days after the deduction or withholding thereof) be deposited by the Employer with the Administrator.

4.5	Employer Contributions – Registered ESPP

Subject to section 4.9, the Employer, on behalf of each Member who is a Canadian Employee who is participating in a Registered ESPP, will make a contribution to the Member’s Registered ESPP on behalf of the Member equal to one-third of the amount contributed by such Member to the Member’s Registered ESPP. The contribution of lululemon will be deposited by lululemon with the Trustee (or with the Administrator, as agent for the Trustee) at the time of or promptly (and in any event, within ten days) after the end of each month in which contributions to this Plan made by such Member are deducted and withheld by the Member’s Employer.

4.6	Employer Contributions – Non-Registered ESPP

Subject to section 4.9, the Employer, on behalf of each Member who is participating in a Non-Registered ESPP, will make a contribution to the Member’s Non-Registered ESPP on behalf of the Member equal to one-third of the amount contributed by such Member to the Member’s Non-Registered ESPP. The contribution by lululemon will be deposited by lululemon with the Administrator at the time of or promptly (and in any event, within ten days) after the end of each month in which contributions to this Plan made by such Member are deducted and withheld by the Member’s Employer. The Employer’s contributions will be additional compensation to the Member and the Employer will be entitled to make such withholdings as may be required by Applicable Tax Legislation from cash remuneration payable to the Member.

4.7	Contributions Credited to Accounts

The Trustee (or the Administrator as agent for the Trustee) will, on receipt of any contribution to a Registered ESPP by or on behalf of a Member, credit such contribution to such Member’s Registered ESPP Account. The Administrator will, on receipt of any contribution to a Non-Registered ESPP by or on behalf of a Member, credit such contribution to such Member’s Non-Registered ESPP Account. All contributions by lululemon on behalf of a Member will vest irrevocably in such Member as and when they are received by the Trustee or Administrator.

4.8	Holding of Amounts Pending Investment

The Trustee will hold all cash amounts credited to each Member’s Registered ESPP Account from time to time, pending the application thereof to the purchase of Common Shares pursuant to section 5.1, in a non-interest bearing account of the Trustee or the Administrator or of any Canadian chartered bank, including, without limitation, any bank expressly permitted in the Sponsor Agreement, or any trust corporation existing under the laws of Canada or any province thereof, and will credit all cash dividends or other earnings arising therefrom to such Member’s Registered ESPP Account. The Administrator will hold all cash amounts credited to each Member’s Non-Registered ESPP Account from time to time, pending the application thereof to the purchase of Common Shares pursuant to section 5.4, in a non interest bearing account of the Administrator or of any Canadian chartered bank, including, without limitation, any bank expressly permitted in the Administration Agreement, or any trust corporation existing under the laws of Canada or any province thereof, and will credit all cash dividends or other earnings arising therefrom to such Member’s Non-Registered ESPP Account.

4.9	Insolvency

Notwithstanding anything to the contrary herein, the Employer will not make any contribution to this Plan pursuant to section 4.5 or 4.6 in circumstances where the Employer is insolvent or such contribution would render the Employer insolvent.

Article 5 - Purchase of Common Shares

5.1	Purchase by Trustee of Common Shares – Registered ESPPs

The contributions by or on behalf of each Member to a Member’s Registered ESPP, together with all cash dividends, interest and other earnings credited to such Member’s Registered ESPP Account, will be applied by the Trustee (or the Administrator as agent for the Trustee) to the purchase of Common Shares to be held in trust for the benefit of such Member. Such purchases will be made by the Trustee (or the Administrator as agent for the Trustee) on or before the 15th day of the month following the month in which contributions by or on behalf of a Member are made, through the facilities of the Toronto Stock Exchange (or such other stock exchange as lululemon may designate from time to time) and at the prevailing market price of our Common Stock on the Toronto Stock Exchange (or such other stock exchange as lululemon may designate from time to time) on the date of purchase.

5.2	Holding of Common Shares – Registered ESPPs

All Common Shares purchased by the Trustee (or the Administrator as agent for the Trustee) pursuant to section 5.1 on behalf of a Member will be held by the Trustee in trust for the benefit of such Member, and the Trustee (or the Administrator as agent for the Trustee) will record in such Member’s Registered ESPP Account the number of Common Shares (including any fraction thereof) so held by the Trustee for the benefit of such Member. The certificates representing such Common Shares will, prior to the withdrawal of such Common Shares from the Member’s Registered ESPP, be registered in the name of the Trustee or its nominee.

5.3	Dividends in Registered ESPPs

The Trustee will, on receipt of any dividends paid on any Common Shares held by the Trustee in trust for the benefit of a Member pursuant to section 5.2, credit such dividends to such Member’s Registered ESPP Account.

5.4	Purchase by Administrator of Common Shares – Non-Registered ESPPs

The contributions by or on behalf of each Member to a Member’s Non-Registered ESPP, together with all cash dividends, interest and other earnings credited to such Member’s Non-Registered ESPP Account, will be applied by the Administrator to the purchase of Common Shares on behalf of such Member. Such purchases will be made by the Administrator on or before the 15th day of the month following the month in which contributions by or on behalf of a Member are made, through the facilities of the Toronto Stock Exchange (or such other stock exchange as lululemon may designate from time to time) and at the prevailing market price of our Common Stock on the Toronto Stock Exchange (or such other stock exchange as lululemon may designate from time to time) on the date of purchase.

5.5	Holding of Common Shares – Non-Registered ESPPs

All Common Shares purchased by the Administrator pursuant to section 5.4 on behalf of a Member will be held by the Administrator for the benefit of such Member, and the Administrator will record in such Member’s Non-Registered ESPP the number of Common Shares (including any fraction thereof) so held by the Administrator for the benefit of such Member. The certificates representing such Common Shares will, prior to the withdrawal of such Common Shares from this Plan, be registered in the name of the Administrator or its nominee.

5.6	Dividends in Non-Registered ESPPs

The Administrator will, on receipt of any dividends paid on any Common Shares held by the Administrator for the benefit of a Member pursuant to this Plan, credit such dividends to such Member’s Non-Registered ESPP Account.

Article 6 – Transfers to Registered ESPP

6.1	Transfer to Registered ESPP

A Member who is a Canadian Employee participating in a Registered ESPP may transfer all or some of the Common Shares, money or other property held in such Member’s Non-Registered ESPP Account to such Member’s Registered ESPP Account, subject to such restrictions and limitations and conditions as may be imposed from time to time by lululemon or the Trustee or Administrator. If the Canadian Employee Member is not already participating in a Registered ESPP the Member will be required to first enrol in a Registered ESPP pursuant to section 3.1(c) prior to effecting any transfer referred to in this section. A Member wishing to effect such a transfer must execute and submit to the Administrator an ESPP Transfer form in the form and manner required by lululemon and the Administrator. Such a transfer will not constitute a withdrawal from the Member’s Non-Registered ESPP for the purpose of Article 7.

6.2	Transfer Process

In the event of a transfer pursuant to section 6.1, the Administrator will transfer the Common Shares, money or other property held for the benefit of the Member in the transferring Member’s Non-Registered Account to the Trustee, on behalf of the Member, as directed by the Member, to be held by the Trustee in trust for the benefit of the Member. The Trustee (or the Administrator as agent for the Trustee) will record in such Member’s Registered ESPP Account the number of Common Shares (including any fraction thereof) so held by the Trustee for the benefit of such Member. The certificate representing any Common Shares so transferred will, prior to the withdrawal of such Common Shares from the Member’s Registered ESPP Account, be registered in the name of the Trustee or its nominee. The Member will provide the Administrator or Trustee with such information, and comply with such requirements as the Administrator or Trustee may require in relation to any capital gains which may be realized by the Member as a result of any such transfer. The Member effecting such transfer will have sole liability for determining and discharging any tax liability of the Member in respect of or arising as a result of such transfer.

Article 7 - Withdrawals

7.1	Annual Withdrawals Permitted

No more than twice in each Year a Member may withdraw all or some of the Common Shares, money or other property held in such Member’s Non-Registered ESPP Account or Registered ESPP Account, or, if the Member has both a Non-Registered ESPP Account and Registered ESPP Account, may separately withdraw all or some of the Common Shares, money or other property held in both such Non-Registered ESPP Account and Registered ESPP Account, without in any way affecting the right of such Member to continue to participate in this Plan. If a Member wishes to withdraw some or all of the Common Shares, money or other property held in such Member’s Non-Registered ESPP Account or Registered ESPP Account, the Member must complete and submit to the Administrator a withdrawal form in the form and manner from time to time required by lululemon and the Administrator.

7.2	Suspension of Contributions Following Third Withdrawal

If a Member withdraws all or some of the Common Shares, money or other property held in such Member’s Non-Registered ESPP Account or Registered ESPP Account more than twice in any Year, the right of the Member to make contributions under this Plan will be suspended for a period of 12 months following the date of the third withdrawal. During this period of suspension any Common Shares, money and other property held in such Member’s Non-Registered ESPP Account or Registered ESPP Account following such third withdrawal will continue to be held in such Member’s Non-Registered ESPP Account and Registered ESPP Account pursuant to the terms of this Plan, and dividends, if any, paid on any Common Shares held by the Trustee for the benefit of such Member in such Member’s Registered ESPP Account will be applied by the Trustee (or the Administrator as agent for the Trustee) to the purchase of Common Shares on behalf of such Member pursuant to section 5.1 and dividends, if any, paid on any Common Shares held by the Trustee for the benefit of such Member in such Member’s Non-Registered ESPP Account will be applied by the Administrator to the purchase of Common Shares on behalf of such Member pursuant to section 5.4, but no contributions will be made by or on behalf of the Member under this Plan (either in the form of contributions deducted and withheld from payroll deductions or contributions by an Employer pursuant to section 4.5 or 4.6) during such period of suspension.

7.3	No Further Withdrawals

If a Member’s right to make contributions under this Plan is suspended pursuant to section 7.2, the Member will not have the right to make further withdrawals of any of the Common Shares, money or other property held in such Member’s Non-Registered ESPP Account or Registered ESPP Account during the period of suspension unless the Member terminates such Member’s participation in this Plan.

7.4	Termination of Participation

If a Member’s right to make contributions under this Plan is suspended pursuant to section 7.2 and the Member makes a withdrawal of any of the Common Shares, money or other property held in such Member’s Non-Registered ESPP Account or Registered ESPP Account during the period of suspension, the Member will cease to be entitled to participate in this Plan, or make contributions to this Plan from and after the date of such withdrawal unless such Employee, if the Employee continues to be a Full-Time Employee eligible to do so, thereafter, subject to section 7.5, again enrols in this Plan pursuant to section 3.1 or section 3.3.

7.5	Withdrawal Following Termination

In the event:

(a)	any Member ceases to be entitled to participate in this Plan as provided in section 7.4; and
(b)

upon the conclusion of the 12-month suspension period contemplated in section 7.2, such Member continues to be a Full-Time Employee eligible to participate in the Plan but does not again enrol in this Plan pursuant to section 3.1 or section 3.3, all of the Common Shares, money and other property held in such Member’s Non-Registered ESPP Account and, if applicable, Registered ESPP Account will be deemed to have been withdrawn by the Member within 60 days of the conclusion of the 12-month suspension period contemplated in section 7.2. In addition, in such event the Employee will not be entitled to re-enrol or recommence participation in this Plan prior to the first anniversary of the first day of the month following the month in which such Member’s Common Shares, money and other property were deemed to have been withdrawn.

7.6	Transfers to Registered ESPP During Suspension Period

Notwithstanding that a Member’s right to make contributions under this Plan is suspended pursuant to section 7.2, a Member who is a Canadian Employee participating in a Registered ESPP will have the right to transfer all or some of the Common Shares, money or property held in such Member’s Non-Registered ESPP Account pursuant to Article 6 during the period of such suspension.

7.7	Authorization by Chief Financial Officer or the Vice President People Resources – No Suspension

Either the Chief Financial Officer or the Vice President People Resources of lululemon may, in his or her discretion, authorize a Member, on such terms and conditions, if any, as such authorization may specify, to withdraw Common Shares, money or other property held in such Member’s Non-Registered ESPP Account or, if applicable, Registered ESPP Account more than twice in a Year without such Member’s right to make contributions being suspended pursuant to section 7.2 where, in the opinion of either the Chief Financial Officer or the Vice President People Resources, such action is necessary or desirable as a result of financial hardship being suffered by such Member. If either the Chief Financial Officer or the Vice President People Resources makes an authorization pursuant to this section 7.7, section 7.2 will not apply to any withdrawal made in accordance with such authorization.

7.8	Authorization by Chief Financial Officer or the Vice President People Resources During Suspension Period

Either the Chief Financial Officer or the Vice President People Resources of lululemon, in his or her discretion, may authorize a Member, on such terms and conditions, if any, as such authorization may specify, to withdraw Common Shares, money or other property held in such Member’s Non-Registered ESPP Account or, if applicable, Registered ESPP Account during any period of suspension referred to in section 7.2 without such Member ceasing to be entitled to participate in this Plan or to make contributions to this Plan where, in the opinion of either the Chief Financial Officer or the Vice President People Resources, such action is necessary or desirable as a result of financial hardship being suffered by such Member. If either the Chief Financial Officer or the Vice President People Resources makes an authorization pursuant to this section 7.8, sections 7.3 and 7.4 will not apply to any withdrawal made in accordance with such authorization.

7.9	Withdrawal Following Termination of Employment

In the event of the termination of the employment of a Member with an Employer for any reason whatsoever (including death or disability), the Member will cease to be entitled to participate in this Plan as of the last day of active employment for the Member and all of the Common Shares, money and other property held in such Member’s Non-Registered ESPP Account and Registered ESPP Account, as applicable, will be deemed to have been withdrawn by the Member within 60 days after the date on which such Member’s employment is so terminated.

7.10	Withdrawal Following Change of Employment

In the event any Member participating in this Plan ceases to be a Full-Time Employee for any reason whatsoever (including disability), the Member will cease to be entitled to participate in this Plan and all of the Common Shares, money and other property held in such Member’s Non-Registered ESPP Account and Registered ESPP Account, as applicable, will be deemed to have been withdrawn by the Member within 60 days after the date on which such Member ceases to be a Full-Time Employee.

7.11	Withdrawal Following Termination of Plan

In the event of the termination of this Plan, all of the Common Shares, money and other property held in each Member’s Non-Registered ESPP Account and Registered ESPP Account, as applicable, will be deemed to have been withdrawn by the Member within 60 days after the date on which this Plan is terminated.

7.12	Fractional Share Interest on Withdrawal

All rights of a Member to a fraction of a Common Share upon any withdrawal of Common Shares from a Member’s Registered ESPP will be satisfied by a cash payment in an amount equal to the value thereof as determined by the Trustee on the basis of the Market Value on the day on which such withdrawal is made. All rights of a Member to a fraction of a Common Share upon any withdrawal of Common Shares from a Member’s Non-Registered ESPP will be satisfied by a cash payment in an amount equal to the value thereof as determined by the Administrator on the basis of the Market Value on the day on which such withdrawal is made.

7.13	Distribution Following Withdrawal – Non-Registered ESPP

Upon any withdrawal of Common Shares, money and other property by any Member from such Member’s Non-Registered ESPP, the Member (or the Member’s legal representatives) will be entitled to instruct the Administrator, in the manner required by the Administrator, to (i) sell any Common Shares so withdrawn in the open market, through the facilities of the Toronto Stock Exchange (or such other stock exchange as lululemon may designate from time to time) and remit the proceeds from such sale, net of related transaction expenses, to such Member; (ii) transfer any Common Shares so withdrawn to a self-directed investment account of the Member designated by the Member; or (iii) cause a share certificate registered in the name of such Member (or the Member’s legal representatives) representing any such Common Shares so withdrawn to be sent to the Member. If the Member (or the Member’s legal representatives) does not provide instructions to the Administrator within 60 days after the withdrawal, the Administrator will sell all Common Shares so withdrawn and remit the proceeds from such sale, net of related transaction expenses, together with all money and other property so withdrawn from such Member’s Non-Registered ESPP, (i) by first class registered mail to such Member to the address specified by such Member by written notice delivered to the Administrator (or, failing such written notice, to the address of such Member as it appears on such Member’s Non-Registered ESPP Account) or (ii) by direct deposit with such bank or financial institution, or utilizing such other alternate payment mechanism, as may have been authorized by the Member. In the event the Administrator receives evidence satisfactory to the Administrator of the appointment of one or more legal representatives of such Member or of the estate of such Member, the share certificate (if applicable), money and other property will be forwarded to the address specified by such personal representatives by written notice delivered to the Administrator (or, failing such written notice, to the address of such Member as it appears on such Member’s Non-Registered ESPP Account).

7.14	Distribution Following Withdrawal – Registered ESPP

Upon any withdrawal of Common Shares, money and other property by any Member from such Member’s Registered ESPP, the Member (or the Member’s legal representatives) will be entitled to instruct the Trustee (or the Administrator, as agent for the Trustee), in the manner required by the Trustee or the Administrator, to (i) sell any Common Shares so withdrawn in the open market, through the facilities of the Toronto Stock Exchange (or such other stock exchange as lululemon may designate from time to time) and remit the proceeds from such sale, net of related transaction expenses, to such Member, or (ii) transfer any Common Shares so withdrawn to a self-directed investment account or registered retirement savings plan of the Member designated by the Member. If the Member (or the Member’s legal representatives) does not provide instructions to the Trustee (or the Administrator as agent for the Trustee) within 60 days after the withdrawal, the Trustee will sell all Common Shares so withdrawn and remit the proceeds from such sale, net of related transaction expenses, to the Member, together with all money and other property withdrawn from such Member’s Registered ESPP, (i) by first class registered mail to such Member to the address specified by such Member by written notice delivered to the Trustee (or, failing such written notice, to the address of such Member as it appears on such Member’s Registered ESPP Account), or (ii) by direct deposit with such bank or financial institution, or utilizing such other alternate payment mechanism, as may have been authorized by the Member, all subject to the right of the Trustee to withhold and deduct taxes or other amounts, or sell Common Shares held on behalf of a Member, pursuant to section 7.16 and in accordance with the terms, conditions, rules and restrictions of the Declaration of Trust applicable in respect of such Member’s Registered ESPP.

7.15	Compliance with Laws

lululemon may from time to time take such steps and require such documentation from Members that in its opinion are necessary or desirable to ensure compliance with all applicable laws, including (i) the applicable securities laws and regulations of Canada (including the provinces and territories thereof) and of the United States, and any political subdivision of either, and the bylaws, rules and regulations of any stock exchange or other organized market on which the Common Shares may from time to time be listed or traded and (ii) the withholding provisions of Applicable Tax Legislation. lululemon may also from time to time take such steps that in its opinion are necessary or desirable to restrict the transferability of any Common Shares withdrawn from this Plan in order to ensure such compliance.

7.16	Tax Withholding

The Trustee shall have the right to:

(a)

withhold and deduct from any payment to be made by the Trustee under this Plan any federal, provincial, local or other taxes and other amounts required by law to be withheld in respect of such payments; and

(b)	sell any Common Shares held on behalf of any Member and use the proceeds from such sale to pay any federal, provincial, local or other taxes and other amounts required by law to be withheld in respect of any distribution to such Member under this Plan.

Article 8 - Temporary Suspension and Termination

8.1	Temporary Suspension

A Member may elect to suspend making contributions to this Plan effective as of the commencement of any month and for a period of not less than 3 months and not more than 12 months by giving written notice of such election to the Member’s Employer not less than 10 days prior to the commencement of such month in the manner from time to time required by lululemon.

8.2	Restriction

No Member may elect to suspend making contributions to this Plan pursuant to section 8.1 more than once in any Year.

8.3	Short Term Leaves

A Member who ceases to perform the duties of the Member’s position by virtue of being absent pursuant to a medical disability (short term disability, long term disability or Worker’s Compensation leave), maternity or parental leave or pursuant to such other leave of absence as may be approved by the Member’s Employer or required by law, may elect to suspend making contributions to this Plan effective as of the commencement of any month during such absence by giving written notice of such election to the Member’s Employer not less than 10 days prior to the commencement of such month in the manner required by lululemon. In such case the Member must begin contributing to this Plan as soon as the Member returns to active employment.

8.4	Termination of Participation

A Member may elect to terminate the Member’s participation in this Plan effective as of the commencement of any month by giving written notice of such election to the Member’s Employer not less than 10 days prior to the commencement of such month in the manner from time to time required by lululemon. If a Member makes such election, the Member will cease to be entitled to participate in this Plan, or make contributions to this Plan, effective from and after the commencement of the month indicated in the notice, unless such Employee, if the Employee continues to be a Full-Time Employee eligible to do so, thereafter, subject to section 8.5, again enrols in this Plan pursuant to section 3.1 or section 3.3.

8.5	Effect of Termination of Participation

In the event any Member ceases to participate in this Plan as provided in section 8.4, all of the Common Shares, money and other property held in such Member’s Non-Registered ESPP Account and, if applicable, Registered ESPP Account, will be deemed to have been withdrawn by the Member within 60 days after the date such Member ceases to participate. In addition, in such event, the Employee will not be entitled to re-enrol or recommence participating in this Plan prior to the first anniversary of the first day of the month following the month in which such Member ceased to be entitled to participate in this Plan.

8.6	Required Form

If a Member wishes to temporarily suspend making contributions to this Plan as contemplated in section 8.1 or to terminate the Member’s participation in this Plan as contemplated by section 8.4, the Member must complete and submit to lululemon a suspension/termination form in the form and manner from time to time required by lululemon.

8.7	No Contributions

For greater certainty,

(a)	so long as a Member’s contributions to this Plan are suspended, or
(b)	from and after the time a Member ceases to participate in this Plan,

contributions on behalf of such Member pursuant to sections 4.5 and 4.6 will also be suspended.

Article 9 - Administrator and Trustee

9.1	Administrator

Each of the Chief Financial Officer and the Vice President People Resources of lululemon shall have the authority to appoint an Administrator and service provider in connection with the administration of this Plan pursuant to the terms of an administration, trust, administrative services, plan services or other agreement in form and on terms and conditions approved by either the Chief Financial Officer or the Vice President People Resources.

9.2	Successor Administrator

lululemon will have the right at any time and from time to time to appoint any trust company or life insurance company authorized to carry on trust or deposit business or insurance business within British Columbia as a replacement Administrator and service provider in connection with the administration of this Plan pursuant to the terms of an administration, trust, administrative services, plan services or other agreement between lululemon and such trust company or insurance company in form and on terms and conditions approved by either the Chief Financial Officer or the Vice President People Resources of lululemon.

9.3	Amendment of Administration Agreement

lululemon will have the right at any time and from time to time to agree to any modification or amendment to the administration, trust, administrative services, plan services or other agreement referred to in sections 9.1 or 9.2 which is approved by either the Chief Financial Officer or the Vice President People Resources of lululemon.

9.4	Trustee

Each of the Chief Financial Officer and the Vice President People Resources of lululemon shall have the authority to appoint a Trustee, pursuant to the terms of a Sponsor Agreement between lululemon and the Trustee, in form and on terms and conditions approved by either the Chief Financial Officer or the Vice President People Resources.

9.5	Successor Trustee

lululemon will have the right at any time and from time to time to appoint any trust company authorized to carry on a trust business within the Province of British Columbia as a replacement Trustee to serve as trustee under this Plan in respect of the Registered ESPPs pursuant to the terms of an agreement between lululemon and such trust company in form and on terms and conditions approved by either the Chief Financial Officer or the Vice President People Resources of lululemon.

9.6	Amendment of Sponsor Agreement

lululemon will have the right at any time and from time to time to agree to any modification or amendment to the Sponsor Agreement or a trust agreement referred to in section 9.5 which is approved by either the Chief Financial Officer or the Vice President People Resources of lululemon.

Article 10 - Accounts and Records

10.1	Non-Registered ESPP Accounts

The Administrator will establish and maintain a separate account for each Member who is participating in a Non-Registered ESPP in which the Administrator will record:

(a)	contributions made by such Member pursuant to section 4.1 allocated to the Member’s Non-Registered ESPP;
(b)	contributions to such Member’s Non-Registered ESPP made on behalf of such Member pursuant to section 4.6;
(c)	interest or other earnings credited to such account;
(d)	Common Shares purchased by the Administrator on behalf of such Member pursuant to section 5.4;
(e)	dividends paid on any Common Shares held by the Administrator for the benefit of such Member;
(f)	Common Shares, money or other property transferred from such account pursuant to Article 6; and

(g)	Common Shares, money and other property withdrawn from such account pursuant to Article 7.
10.2	Registered ESPP Accounts

The Trustee will establish and maintain a separate account for each Member who is a Canadian Employee who is participating in a Registered ESPP in which the Trustee will record:

(a)	contributions made by such Member pursuant to section 4.1 which are allocated to the Member’s Registered ESPP;
(b)	contributions to such Member’s Registered ESPP made on behalf of such Member pursuant to section 4.5;
(c)	interest or other earnings credited to such account;
(d)	Common Shares purchased by the Trustee in trust for the benefit of such Member pursuant to section 5.1;
(e)	dividends paid on any Common Shares held by the Trustee in trust for the benefit of such Member;
(f)	Common Shares, money and other property transferred to such account pursuant to Article 6; and
(g)	Common Shares, money and other property withdrawn from such account pursuant to Article 7.
10.3	Reporting – Non-Registered ESPP Accounts

Promptly after December 31 in each Year the Administrator will deliver to each Member who is participating in a Non-Registered ESPP a statement of the Common Shares, money and other property recorded in such Member’s Non-Registered ESPP Account as of the last day of the immediately preceding month and such information concerning dividends, interest or other earnings credited to such Member’s Non-Registered ESPP Account, Common Shares purchased by the Administrator on behalf of such Member pursuant to section 5.4, Common Shares transferred from such account pursuant to Article 6 and Common Shares withdrawn from such account pursuant to Article 7 (including proceeds from the sale of any Common Shares pursuant to section 7.13 and cash payments made in lieu of a fraction of a Common Share pursuant to section 7.12) and other matters as may be necessary to enable such Member to file returns in respect of such Year under Applicable Tax Legislation. The Administrator will complete any information slips or similar reporting as may be required under Applicable Tax Legislation.

10.4	Reporting – Registered ESPP Accounts

Promptly after December 31 in each Year the Trustee (or the Administrator as agent for the Trustee) will deliver to each Member who is a Canadian Employee who is participating in a Registered ESPP a statement of the Common Shares, money and other property recorded in such

Member’s Registered ESPP Account as of the last day of the immediately preceding month and such information concerning dividends, interest or other earnings credited to such Member’s Registered ESPP Account, Common Shares purchased by the Trustee in trust for the benefit of such Member pursuant to section 5.1, Common Shares transferred to such account pursuant to Article 6 and Common Shares withdrawn pursuant to Article 7 (including proceeds from the sale of any Common Shares pursuant to section 7.14 and cash payments made in lieu of a fraction of a Common Share pursuant to section 7.12) and other matters as may be necessary to enable such Member to file returns in respect of such Year under Applicable Tax Legislation.

Article 11  - Common Shares Subject to the Plan

11.1	Authorized Shares

The aggregate number of Common Shares available for purchase under the Plan will be 3,000,000, subject to adjustment pursuant to this Article 11.

11.2	Adjustments

The number of Common Shares available for purchase under the Plan will be automatically and proportionately adjusted for share dividends, share splits, share combinations, reorganizations and other similar events or transactions in a manner that reflects equitably the effects of such events or transactions.

Article 12 - Stockholder Materials

12.1	Stockholder Meeting Materials and Voting

So long as the Administrator or Trustee is holding Common Shares on behalf of a Member, the Administrator and Trustee (or the Administrator as agent for the Trustee) will cause the Member to be provided with a copy of the notice, information circular and proxy for each meeting of the stockholders of lululemon received by the Administrator and Trustee (or their nominees) as the registered holder of Common Shares together with an appropriate form on which the Member may indicate voting instructions to the Administrator or Trustee. Provided that the Member provides clear and timely instructions to the Administrator, or Trustee, as applicable, the Common Shares held by the Administrator and Trustee on behalf of a Member pursuant to this Plan will be voted by the Administrator and Trustee at each meeting of the stockholders of lululemon in accordance with such instructions of such Member.

12.2	Take-Over Bids, etc.

The Administrator and Trustee (or the Administrator as agent for the Trustee) will promptly advise all Members of take-over bids, issuer bids, rights offerings and other events notice of which is delivered to the Administrator and Trustee or their nominee as the registered holder of Common Shares and cause all Members to be provided with copies of all materials delivered by the offeror or lululemon to the Administrator or Trustee or their nominee in connection therewith.

Article 13 - Amendments and Termination

13.1	Amendments, Suspensions and Terminations of Plan

lululemon may at any time and from time to time amend, suspend or terminate this Plan in whole or in part as approved by resolution of the Board of Directors, provided that no such amendment, suspension or termination shall deprive any Member of any benefits that have accrued on or prior to the date thereof without the consent of the affected Member.

Article 14 - General

14.1	Agents

lululemon may from time to time appoint or engage accountants, lawyers and such other personnel as it deems necessary or advisable for the proper administration of this Plan.

14.2	Administrative Rules

lululemon may make administrative rules for the proper functioning of this Plan.

14.3	Interpretation

Save as expressly provided herein, the rights and obligations of a Member with respect to Common Shares, money and other property held by the Trustee pursuant to such Member’s Registered ESPP will be as provided in the Declaration of Trust in respect of such Member. All questions arising as to the interpretation of this Plan (including any disputes or disagreements which may arise under, as a result of or in any way related to the application of this Plan) will be determined by the Chief Executive Officer, Chief Financial Officer or the Vice President People Resources of lululemon or such other officer of lululemon as the Chief Executive Officer may designate in writing to the Administrator and Trustee from time to time, and any such determination will be final, binding and conclusive for all purposes.

14.4	Governing Law

This Plan and the rights of the parties hereto will be construed and governed according to the laws of British Columbia.

14.5	Expenses

Except as otherwise provided herein, lululemon will pay all administrative expenses of this Plan, including fees of the Administrator and the Trustee and brokerage fees and commissions in respect of the purchase of Common Shares purchased by the Trustee or Administrator under this Plan. Members will be responsible for (i) brokerage fees and commissions and other transaction fees and expenses payable upon a sale by the Administrator or Trustee of Common Shares held under this Plan; (ii) transaction fees (including fees charged by the Administrator) payable upon a transfer of Common Shares held under this Plan to a self-directed investment account of a Member; and (iii) share certificate fees (including fees charged by the Administrator) payable in respect of share certificates delivered to a Member.

ADMISSION TICKET

lululemon athletica inc.

SPECIAL MEETING OF STOCKHOLDERS

Friday, September 28, 2007

__________________________

The Terminal City Club

President’s Room

837 West Hastings St.

Vancouver, BC, Canada V6C 1B6

Stockholders will be admitted to the Special Meeting beginning at

8:30 a.m. (local time). If you wish to attend, please plan to arrive early since seating will be limited.

PROXY

lululemon athletica inc.

2285 Clark Drive

Vancouver, British Columbia, Canada V5N 3G9

Special Meeting of Stockholders

To Be Held September 28, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of lululemon athletica inc., a Delaware corporation, revoking all previous proxies, hereby appoints Robert Meers and John E. Currie, and each of them acting individually, as the proxies of the undersigned, with full power of substitution, to vote, as indicated on the reverse side of this proxy card and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Special Meeting of Stockholders of lululemon athletica inc. to be held on Friday, September 28, 2007, at 9:00 a.m. (local time) at The Terminal City Club, President’s Room, 837 West Hastings St., Vancouver, BC, Canada V6C 1B6, and at any adjournment or postponement thereof.

Record holders who attend the Special Meeting may vote by ballot; such vote will supersede this Proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL

1.	Approve and adopt the Employee Share Purchase Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL AND ADOPTION OF THE EMPLOYEE SHARE PURCHASE PLAN. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT.

_________________________________ Date: ______________, 2007

Signature of Stockholder

_________________________________ Date: ______________, 2007

Signature of Stockholder (if held jointly)

NOTE: Please sign this Proxy exactly as your name(s) appear on this Proxy. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. If the signer is a corporation, please sign with full corporate name by a duly authorized officer(s), giving full title as such, and affix the corporate seal. If signer is a partnership, please sign in partnership name by an authorized person. Where stock is held in the name of two or more persons, all such persons should sign.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating his or her title. If a partnership, please sign in partnership name and by an authorized person.

Signature: ___________________________________________________
Signature: ___________________________________________________
Date: _____________________________________________

PLEASE INDICATE WHETHER YOU WILL ATTEND THE SPECIAL MEETING.

I do plan ☐ do not plan ☐ to attend the Special Meeting.

If you do not plan to attend the Special Meeting and do not wish to vote by proxy, then please vote according to the following telephone, Internet or mail instructions:

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.	VOTE BY INTERNET: Log-on to the Internet and go to www.investorvote.com Follow the steps outlined on the secured website
OR
2.

VOTE BY TELEPHONE:
Call toll-free 1-800-652-VOTE (8683) within the United States,
Canada and Puerto Rico any time on a touch tone telephone.
There is no charge to you for the call. Follow the instructions provided by the recorded message.

OR

3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.
YOUR CONTROL NUMBER IS:

___________________________________________________________________________

You may vote by telephone or Internet 24 hours a day, 7 days a week.  Telephone and Internet voting is available through 11:59 p.m., Pacific Time, on September 27, 2007.  Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.
___________________________________________________________________________